UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07831

FMI  Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI  53202

(Address of principal executive offices) (Zip code)

Ted D. Kellner
Fiduciary Management, Inc.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI  53202

(Name and address of agent for service)

(414) 226-4555

Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2011

Item 1. Reports to Stockholders.

ANNUAL REPORT
September 30, 2011

FMI
Focus Fund
(fmiox)

A NO-LOAD
MUTUAL FUND

FMI Focus Fund

Ted D. Kellner, CFA

October 7, 2011

Dear Fellow Shareholders:

Equities across the world markets declined significantly as worries about a global recession intensified.  The market, as measured by the Russell 2000 Index, the benchmark for the FMI Focus Fund (“the Fund”), lost -21.87% for the quarter ended September 30, 2011, while the Fund declined -22.23%.  This was the worst quarterly decline in the market since the 4th quarter 2008.  While there are multiple issues causing investor angst, equity valuations have become more attractive.  This was a challenging quarter, but from a longer-term perspective, the Fund has performed well.

Through September 30, 2011	1 Year	3 Years	5 Years	10 Years
FMI Focus Fund	-3.15%	5.23%	3.19%	7.47%
Russell 2000 Index	-3.53%	-0.37%	-1.02%	6.12%

A slowdown in global economic growth (including China) has been added to the worries about excessive sovereign debt in Europe, America and elsewhere.  Growth has slowed across Europe and even in Germany, which heretofore has been the pillar of strength. Europe’s sovereign debt woes are concerning.  It is likely to take further restructuring, additional austerity measures and a resetting of relative wage rates to set a course for sustainable recovery.  Realistically, the vast majority of the European banks would be insolvent if the sovereign debt of Greece, Portugal, Ireland and Spain were marked to market.  While we don’t anticipate outright bankruptcies of these financial institutions, there are many that will have to raise capital from both government and/or private sources.  This will certainly dilute existing shareholders and crimp earnings per share for years to come.  All of us continue to monitor and evaluate the situation closely.

The U.S. economy remains mired in a pattern of slow growth, followed by retraction.  Some of the traditional drivers of renewed growth, such as housing, continue to be highly depressed.  Housing inventory remains very high, prices are still trending down on an annual basis, and transaction volume is well below normal.  Twenty-seven months after the recession, U.S. consumer confidence remains extremely low. The Fund’s cash equivalents stand at approximately 19%, and are reflective of these concerns.

While it is difficult to envision a good recovery until these conditions change, the Investment team at the Focus Fund remains optimistic.  As the team points out in this quarter’s shareholder letter, equity valuations of the companies in the Fund are undervalued relative to the earnings power of the businesses.  Long-term investors should buy into prevailing concerns and uncertainty when valuations and strong companies are on their side.  History shows good equity returns accrue to those who have the fortitude to invest in difficult times.

Your investment team at Broadview Advisors has successfully navigated through difficult markets before and we are confident that they will do so again.  We thank you for your continued investment in, and support of, the FMI Focus Fund.

Sincerely,

Ted D. Kellner, CFA
Executive Chairman
Fiduciary Management, Inc. (Adviser)

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

Richard J. Whiting   Richard E. Lane, CFA   Aaron J. Garcia, CFA   Faraz Farzam, CFA
Investment Management Team

October 3, 2011
Dear Fellow Shareholders,

The FMI Focus Fund will celebrate its fifteenth birthday on December 16th.  Notwithstanding the 1997 “Asian Contagion” market panic, the year 2000 fears, the bursting of the Internet bubble, the 2002-2003 recession induced bear market, the 2008 fall of Lehman Brothers and the ensuing financial disaster, and finally, the current bear market caused by European debt woes and U.S. economic policy mistakes, we have still managed to generate very attractive returns.  We count five substantial market declines since our inception, yet we have compounded capital at an annualized rate of 14.45% to date over this period.

We don’t mean to beat our chests by any stretch of the imagination especially this year, which certainly isn’t shaping up as one of our best, either absolutely or relatively.  We dwell on the topic as a reminder that long-term investors can still earn handsome returns, but the

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM
ITS INCEPTION (12/16/96) TO 9/30/11 AS COMPARED TO THE
RUSSELL 2000(1) AND THE RUSSELL 2000 GROWTH(2)

FMI Focus Fund
$73,634

Russell 2000(1)
$22,267

Russell 2000 Growth(2)
$16,049

Results From Fund Inception (12/16/96) Through 9/30/11
			Annualized Total	Annualized Total	Annualized Total Return*
	Total Return*	Total Return* For the	Return* For the 5	Return* For the 10	Through 9/30/11 From
	Last 3 Months	Year Ended 9/30/11	Years Ended 9/30/11	Years Ended 9/30/11	Fund Inception 12/16/96
FMI Focus Fund	-22.23%	-3.15%	3.19%	7.47%	14.45%
Russell 2000	-21.87%	-3.53%	-1.02%	6.12%	5.56%
Russell 2000 Growth	-22.25%	-1.12%	0.96%	5.45%	3.25%

(1)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.
(2)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
*
Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.  Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.  The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  As of the Fund’s Prospectus dated January 31, 2011, the FMI Focus Fund’s annual operating expense ratio is 1.30%.

cost of admission is enduring the inherent volatility of the equity markets.  Indeed, if it were not for the occasional bouts of fear and panic, we wouldn’t be able to pick up the incredible bargains that have driven our strong long-term performance.

We do indeed consider ourselves opportunistic investors.  We think this bear market, while painful, will ultimately lead to the next round of attractive business purchases.  No one can predict when the bottom will be reached, but our guess is that it will likely be rocky until there is some clarification on the twin towers of European banking woes and U.S. economic and political policy.  The Focus Fund has ample cash to deploy (19%), but we are being patient.

As always, your portfolio managers will review several of their stocks; but first, kudos to Owen Hill for his outstanding work on Petrohawk Energy Corp. (HK), which was reviewed in the previous shareholder letter.  Petrohawk was bought out by BHP Billiton Ltd. (BHP) for an all-cash offer of $38.75 per share on July 15.  That is 61 percent more than Houston-based Petrohawk’s average price over the prior 20 trading days, and compares with the 25 percent average premium in 17 deals worth at least $5 billion for oil and gas producers in the past five years, according to data compiled by Bloomberg.

In the Retail Trade and Electronic Technology sectors we added two new high quality investments to the portfolio: Dick’s Sporting Goods (DKS) and VeriFone Systems (PAY).  Both companies dominate their market and have strong balance sheets with plenty of cash to weather a downturn.  Most importantly, both companies have specific internal growth drivers that we believe are necessary in uncertain economic times.

Dick’s Sporting Goods, Inc. (DKS) – Faraz Farzam, CFA
Pittsburgh based Dick’s Sporting Goods is the nation’s premiere sporting goods retailer, operating over 500 stores nationally and a burgeoning e-commerce site.  In our opinion, DKS is a best in class operator with the newest and most compelling store-base relative to its peers.  Over the summer investors punished the stock on fears that an economic slowdown would impact consumer spending, giving us an opportunity to buy the shares at very attractive prices.  Although the fears may be somewhat warranted, we feel there are several aspects to the DKS story that will help cushion the blow of an economic slowdown. So strong and dominant is the DKS franchise that their two most important vendors, Nike and Under Armour, are helping DKS build out store-within-stores that feature an expanded assortment and an enhanced shopping experience and presentation. The stores that feature these “shop in shops” have demonstrated a meaningful lift in sales and profits that we believe should continue well into 2012.  Over the past few years, DKS has diligently invested in IT systems to better manage inventory and gain greater visibility into pricing.  As they harvest the benefits of these investments, the return profile of their stores should materially improve.  Finally, DKS has been a pioneer in introducing exclusive brands into their assortment that have helped them differentiate versus their competition, while lifting the company’s profit profile.  We believe there is further opportunity to expand on this for many more quarters to come.

VeriFone Systems, Inc. (PAY) – Faraz Farzam, CFA
In Technology, we picked up shares of VeriFone Systems.  VeriFone is the market leader in point-of-sales (POS) solutions.  Most of us have probably used a VeriFone system when we go shopping with our debit or credit cards.  The POS system is the small terminal at the checkout lane where we swipe our cards.  The company operates in a well-protected duopoly in the United States, and now also in Europe, following their recent acquisition of Hypercom.  We like this business as competition is limited and visibility on future sales is very high. To give investors a flavor of the opportunity; there are estimated to be ten million POS systems in America and virtually all are ripe for an upgrade.  Since VeriFone really only has one other major competitor, privately held Ingenico, both companies stand to benefit from this substantial opportunity.

Comerica, Incorporated (CMA) – Richard E. Lane, CFA
By the way the stocks are acting, most investors would be surprised, if not dumbfounded, to learn that many U.S. banks are extremely well (if not over) capitalized, exceedingly well reserved against potential loan losses, and have remarkable earnings power relative to their current stock prices.  The current quagmire in which the banks find themselves is a function of the proverbial “perfect storm” of over-regulation, further regulatory uncertainty, and the historically unprecedented Federal Reserve policy of very low interest rates.

Generally speaking, banks still borrow short-term and lend longer-term so a positively sloping yield curve is still essential to strong earnings.  The current structure of extremely low interest rates isn’t conducive to earnings and loan growth is very slow in the current environment.  It is a one-two punch of depressed lending spreads and low volume.  This is no different than a motorcycle manufacturer selling fewer motorcycles, each at a lower profit margin.  Unfriendly bank legislation such as the Durbin amendment limiting debit card swipe fees and Federal Reserve rules limiting overdraft fees have put a further dent in bank fee income.  Despite all of these concerns, the incredibly depressed bank stocks are quite interesting on an earnings power basis, even if it is a few years out.  Using Comerica, a company in our portfolio, as a proxy, we will demonstrate our case.

Comerica is a Dallas, Texas based bank with $54 billion in total assets.  Company management displayed some fortitude, moving the company from Detroit in 2007. Comerica has come through the recent credit cycle in good shape and is well reserved. What is most interesting about Comerica is the earnings leverage when loan demands come back.  Currently, the bank has billions of dollars sitting in low to nearly zero interest rates, a function of slow loan demand in a recessionary economy.  As well, even the diminished existing loan portfolio itself isn’t generating a “normal” level of income, again, due to the low level of interest rates depressing the lending spread (lending rates minus cost of deposits).

In a better environment, Comerica could greatly increase its income from lending activities, not to mention the associated fees that accompany lending.  But it is far more interesting than that!  Comerica has a tangible common equity ratio (TCE) of 10.7%.  In past cycles, 7% was deemed to be plenty.  This will take time to play out because of the deep losses some banks incurred this cycle (not Comerica).  Regulators, predictably, have overreacted and, for the time being, are insisting on extremely high levels of capital.  But as the economic cycle improves, we believe Comerica will be able to buy back perhaps 20% of the shares outstanding.  Yes, this may be several years out, but as of September 30, 2011, the stock is selling at $22.97 on a $34 book value per share.  We peg the company’s earnings power in the $4 per share range.  For a quality franchise, this is very attractive.

So why is our bank exposure currently so low?  Very good question!  It is probably at low ebb, where we should be buyers, but in the current environment of fear and immediate gratification, there is so little interest in the group that we are biding our time, being very selective and patient.  The turn is several years away, but the market is a forward-looking animal.  So six to twelve months from now the group may be a timelier investment.  A very important caveat is that the current bank-unfriendly regulatory and political environment must improve.  We will know a lot more following next year’s elections, but it is becoming apparent even to the most populist of politicians that beating up the banks isn’t helping grow the economy! Stay tuned!

HealthSouth Corp. (HLS) – Aaron J. Garcia, CFA
HealthSouth’s stock performed poorly in Q3; down 43% in the quarter versus a 22% drop in the Russell 2000 and a 19% drop in the Russell 2000 Healthcare Index. Given the absolute and relative drop in the stock, we felt it prudent to describe what drove the downfall. Also, we want to put forth why we still have high conviction in this investment. The stock initially sold off in August during the debt ceiling legislation fallout. Investors were rightly concerned over a lack of consensus between Congress and the President, and felt that the super-committee would be unable to reach a consensus on cost cuts. A failure to agree on specific budget cuts would then trigger Medicare sequestration, which is a one-time 2% cut across all Medicare reimbursement.

Our initial take on this possible event was obviously negative.  However, HealthSouth’s management has demonstrated their ability to grow earnings despite a negative CMS reimbursement environment several times in the past 5 years. We believed investors were unduly fearful, and we decided to maintain our position in HealthSouth. The stock recovered from its initial panic, as investors came to a similar conclusion that HealthSouth would be able to manage through a worst-case scenario. Then, on September 18th, President Obama released his vision for deficit reduction, which would reduce the deficit by $3.1 trillion over ten years. Included in this budget were two proposals for reducing payments for inpatient rehabilitation facilities, which would save an aggregate $7 billion over ten years. The amendments are outlined below:

Equalize payments for certain conditions commonly treated in IRFs and SNFs. Post-acute care related to a number of conditions, including hip and knee replacements, hip fractures, and certain pulmonary diseases are currently provided in both IRFs and SNFs, although Medicare payments are significantly greater when treated in IRFs. This policy would reduce the differences in payment for treatment of specified conditions to encourage care in the most clinically appropriate setting beginning in 2013. This proposal will save approximately $4 billion over 10 years.

Encourage appropriate use of inpatient rehabilitation hospitals. Medicare pays IRFs at a rate that reflects specialized rehabilitation care to patients with the most intensive needs. IRFs must demonstrate this by meeting a compliance threshold, which specifies a minimum percentage of patients with designated medical conditions that require intensive rehabilitation services. Starting in 1984, this compliance threshold was set at 75 percent, but it was reduced to 60 percent in 2007. This proposal would return the compliance threshold to its previous 75 percent level beginning in 2013 to better ensure that the higher IRF payments apply to cases requiring this level of care. This proposal will save approximately $3 billion over 10 years.

The language on both of these proposals took investors by surprise, as investors didn’t anticipate reductions of this magnitude. At face value, the proposals would reduce reimbursement to HealthSouth’s industry by $700 million per annum. As one might expect, the stock plunged. Our analysis suggested that these rules could reduce company EBITDA by $100 million, or $7 per share. The stock was ultimately down $6 per share on this news, so investors are essentially assigning an 85% probability that these proposals come to fruition. Although the outlook for HLS is certainly dire, HLS would still remain profitable and its ability to service debt or fund its capital base would not be compromised.  However, these proposals would essentially bankrupt the IRF industry, as 60% of the facilities in the U.S. currently operate at break even and negative margins. Additionally, this is the first time the current administration has proposed reinstating the 75% rule and equalizing reimbursement to SNF. The 75% rule was last proposed during the Bush administration and ultimately adjusted to the 60% level with wide bipartisan support, because the rule was never meant to impact revenues to the extent that it did during implementation. Further, we believe Obama doesn’t have wide bipartisan support for his budget reduction plan as it includes tax increases and defense cuts which have both been previously rejected by the House of Representatives.

We think that the risk-reward outlook for HealthSouth is increasingly favorable, and maintain our position despite the stock performance. HealthSouth has the best management in the industry, industry-leading business fundamentals, strong demographic-driven top line growth, and a healthy balance sheet. We think the company will be able to manage through this difficult time better than Wall Street expects, and we will ultimately be rewarded for sticking to our guns.

National Instruments Corporation (NATI) – Aaron J. Garcia, CFA
This quarter we also initiated a position in National Instruments, a leading supplier of instrumentation and graphical design software for engineers in the industrial and test and measurement (T&M) markets.  The company has a diverse set of end markets, a broad customer base of more than 30,000, and a global presence.  The company lines up well with our five-pillar analysis – 1) Strong business traits: high 70% gross margin and 17% operating margins; 2) Defensible market niche: it is the sole provider of a disruptive technology that replaces legacy test machines with a PC based solution; 3) Attractive growth potential: driven by single digit penetration in their market and double digit historical revenue growth which we believe will continue for the next several years; 4) A capable management team:  its CEO co-founded the company in 1976 and the CFO has operational experience in engineering; 5) A discount to private market value: belief that the company is a unique asset that would be worth 12x EBITDA or more to an instrumentation company based on historical multiples.  The fundamentals of National Instrument are tied to PMI (purchasing managers’ index) given its industrial and technology end markets, and the stock has corrected with the general market to what we consider an attractive entry point.

*********
Distribution:  Our Board of Directors has declared a distribution effective October 31, 2011, of $1.11751 per share from long-term capital gains, payable October 31, 2011 to shareholders of record on October 28, 2011.

As always, we thank you for your investing along side of us in the FMI Focus Fund.

Richard E. Lane, CFA	Faraz Farzam, CFA	Aaron J. Garcia, CFA	Richard J. Whiting
Investment Management Team

NOTICE OF PRIVACY POLICY

Protecting the privacy of our shareholders is important to us.  This notice describes the practices and policies through which we maintain the confidentiality and protect the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

• Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

• Information about your transactions with us, our affiliates and others, as well as other account data.

What Information We Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund.  If you would like to receive individual mailings, please call (800) 811-5311 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Thank you for allowing us to serve your investment needs.

FMI Focus Fund
COST DISCUSSION

Industry Sectors as of September 30, 2011

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Focus Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 through September 30, 2011.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check.  Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period*
	Value 4/01/11	Value 9/30/11	4/01/11-9/30/11
FMI Focus Fund Actual	$1,000.00	$ 776.80	$5.57
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2011 and September 30, 2011).

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The FMI Focus Fund (FMIOX) declined 22.23% in the three months ended September 30th.  This compares to the benchmark Russell 2000 fall of 21.87% in the corresponding period. Through nine months FMIOX lost 15.82% and the benchmark retreated 17.02%. Fiscal 2011 began positively with the Fund fully recovering from the 2008-2009 down turn.  The mid-term election had many investors believing a more business friendly government would suppress higher regulation and taxes.  The market was up considerably off the bottom and many sectors were close to fair value.  Consumer stocks are a perennial calendar fourth quarter favorite and our selections in this sector performed better than the sector in the Russell 2000.  The bull trend continued into our second quarter, shrugging off negative events both natural (earthquakes and tsunamis) and manmade (revolutions, monetary tightening, and sinking dollar).  We kept an eye out for a correction as investors started to chase stocks.  We took profits in stocks that reached our private market value.  Fears of a double-dip recession resurfaced in the third quarter as home prices continued to fall and government budgets around the world showed evidence of trouble on the horizon.  With any cash reserves from sales earlier in the year, we began looking for places to strategically redeploy cash.  Our large commitment to the Industrial sector performed well.  The fears expressed earlier in the year proved true during the fourth quarter.  Volatility continued to reign.  Our cash position edged up during the quarter to end at 19%.  While our Energy sector investments were assisted by a positive buyout, the lack of clarity, fear of further regulation and tax increases, and European banking woes depressed all sectors.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI Focus Fund, Russell 2000 Index(1) and Russell 2000 Growth Index(2)

AVERAGE ANNUAL TOTAL RETURN
	1-Year	5-Year	10-Year
	-3.15%	3.19%	7.47%

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.
(2)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

FMI Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

ASSETS:
Investments in securities, at value (cost $452,634,775)	$434,976,772
Receivable from shareholders for purchases	610,766
Dividends receivable	256,899
Other receivable	226,665
Cash	10,870
Total assets	$436,081,972
LIABILITIES:
Payable to brokers for investments purchased	$381,691
Payable to adviser for management fees	345,304
Payable to shareholders for redemptions	257,411
Other liabilities	165,166
Total liabilities	1,149,572
NET ASSETS:
Capital Stock, $0.0001 par value; 100,000,000 shares authorized; 17,031,287 shares outstanding	444,107,173
Net unrealized depreciation on investments	(17,658,003)
Accumulated net realized gain on investments	8,483,230
Net assets	434,932,400
Total liabilities and net assets	$436,081,972
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($434,932,400 ÷ 17,031,287 shares outstanding)	$25.54

The accompanying notes to financial statements are an integral part of this statement.

SCHEDULE OF INVESTMENTS
September 30, 2011

Shares		Cost	Value
COMMON STOCKS — 81.0% (a)

COMMERCIAL SERVICES SECTOR — 7.5%
	Advertising/Marketing Services — 2.6%
1,016,000	Interpublic Group of Companies, Inc.	$6,465,773	$7,315,200
263,272	MDC Partners Inc.	3,905,120	3,796,382
		10,370,893	11,111,582
	Miscellaneous Commercial Services — 3.9%
261,630	Cardtronics, Inc.*	3,260,417	5,996,560
303,900	Cintas Corp.	8,570,981	8,551,746
151,260	Higher One Holdings Inc.*	2,236,155	2,461,000
		14,067,553	17,009,306
	Personnel Services — 1.0%
131,500	Manpower, Inc.	6,841,938	4,421,030

CONSUMER DURABLES SECTOR — 2.1%
	Recreational Products — 2.1%
141,600	Brunswick Corporation	2,402,754	1,988,064
1,034,000	Winnebago Industries, Inc.*	10,398,640	7,155,280
		12,801,394	9,143,344

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Cost	Value
COMMON STOCKS — 81.0% (a) (Continued)

CONSUMER NON-DURABLES SECTOR — 2.9%
	Apparel/Footwear — 2.9%
248,100	Crocs, Inc.*	$2,742,795	$5,872,527
1,307,828	Liz Claiborne, Inc.*	8,326,664	6,539,140
		11,069,459	12,411,667
CONSUMER SERVICES SECTOR — 2.9%
	Hotels/Resorts/Cruiselines — 1.3%
271,200	Royal Caribbean Cruises Ltd.*	6,873,864	5,868,768

	Restaurants — 1.6%
525,266	Texas Roadhouse, Inc.	8,705,132	6,944,017

DISTRIBUTION SERVICES SECTOR — 5.8%
	Electronics Distributors — 2.9%
251,592	Arrow Electronics, Inc.*	5,825,709	6,989,226
194,000	ScanSource, Inc.*	5,023,850	5,734,640
		10,849,559	12,723,866
	Medical Distributors — 1.8%
271,248	Patterson Companies Inc.	6,351,070	7,765,830

	Wholesale Distributors — 1.1%
295,800	Beacon Roofing Supply, Inc.*	5,096,846	4,729,842

ELECTRONIC TECHNOLOGY SECTOR — 9.1%
	Aerospace & Defense — 3.7%
207,800	BE Aerospace, Inc.*	7,410,385	6,880,258
424,829	Hexcel Corp.*	3,354,301	9,414,211
		10,764,686	16,294,469
	Computer Communications — 1.0%
62,100	F5 Networks, Inc.*	4,403,213	4,412,205

	Computer Peripherals — 0.1%
29,058	Avid Technology, Inc.*	440,436	224,909

	Computer Processing Hardware — 0.5%
64,500	VeriFone Systems, Inc.*	2,403,799	2,258,790

	Electronic Equipment/Instruments — 0.8%
44,744	Intermec Inc.*	451,740	291,731
146,200	National Instruments Corporation	3,524,423	3,342,132
		3,976,163	3,633,863
	Electronic Production Equipment — 1.1%
212,310	MKS Instruments, Inc.	3,155,691	4,609,250

	Semiconductors — 1.3%
184,112	Power Integrations, Inc.	6,171,893	5,635,668

	Telecommunications Equipment — 0.6%
251,000	Ciena Corporation*	3,503,648	2,811,200

ENERGY MINERALS SECTOR — 2.0%
	Coal — 0.9%
281,400	Arch Coal, Inc.	6,148,124	4,102,812

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Cost	Value
COMMON STOCKS — 81.0% (a) (Continued)

ENERGY MINERALS SECTOR — 2.0% (Continued)
	Oil & Gas Production — 1.1%
88,000	Unit Corporation*	$4,361,339	$3,248,960
45,400	Whiting Petroleum Corporation*	2,323,567	1,592,632
		6,684,906	4,841,592
FINANCE SECTOR — 7.0%
	Finance/Rental/Leasing — 1.8%
86,092	CAI International, Inc.*	1,506,610	1,008,998
256,637	Mobile Mini, Inc.*	4,952,897	4,219,112
335,300	RSC Holdings, Inc.*	3,519,938	2,390,689
		9,979,445	7,618,799
	Insurance Brokers/Services — 1.0%
159,300	Arthur J. Gallagher & Co.	4,320,108	4,189,590

	Life/Health Insurance — 0.7%
64,600	Reinsurance Group of America, Inc.	1,685,461	2,968,370

	Major Banks — 1.0%
195,200	Comerica, Incorporated	6,480,642	4,483,744

	Regional Banks — 2.4%
544,986	Associated Banc-Corp.	8,031,388	5,068,370
121,438	Columbia Banking System, Inc.	2,320,074	1,738,992
63,500	First Midwest Bancorp, Inc.	817,243	464,820
196,078	Sandy Spring Bancorp, Inc.	2,773,982	2,868,621
6,100	Zions Bancorporation	105,173	85,827
		14,047,860	10,226,630
	Savings Banks — 0.1%
42,700	MB Financial, Inc.	713,136	628,544

HEALTH SERVICES SECTOR — 7.0%
	Health Industry Services — 5.8%
178,330	Covance Inc.*	8,023,770	8,105,098
505,119	HealthSouth Corp.*	7,338,821	7,541,427
413,800	MedAssets Inc.*	5,163,106	3,976,618
290,900	PAREXEL International Corporation*	6,626,630	5,506,737
		27,152,327	25,129,880
	Medical/Nursing Services — 1.2%
337,933	VCA Antech, Inc.*	7,994,783	5,400,169

HEALTH TECHNOLOGY SECTOR — 1.9%
	Medical Specialties — 1.9%
553,700	Hologic, Inc.*	8,459,571	8,421,777

INDUSTRIAL SERVICES SECTOR — 4.8%
	Contract Drilling — 1.2%
165,700	Rowan Companies, Inc.*	4,262,690	5,002,483

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Cost	Value
COMMON STOCKS — 81.0% (a) (Continued)

INDUSTRIAL SERVICES SECTOR — 4.8% (Continued)
	Engineering & Construction — 2.9%
337,400	Chicago Bridge & Iron Co. N.V. NYS	$6,657,257	$9,659,762
167,157	Foster Wheeler AG*	3,932,985	2,973,723
		10,590,242	12,633,485
	Oilfield Services/Equipment — 0.7%
74,900	Dresser-Rand Group, Inc.*	1,944,123	3,035,697

NON-ENERGY MINERALS SECTOR — 0.2%
	Construction Materials — 0.2%
63,200	Trex Company, Inc.*	1,526,764	1,013,096

PROCESS INDUSTRIES SECTOR — 3.0%
	Chemicals: Major Diversified — 1.5%
159,600	Celanese Corp.	4,539,746	5,191,788
114,200	Solutia Inc.*	2,501,100	1,467,470
		7,040,846	6,659,258
	Chemicals: Specialty — 0.6%
79,381	Cytec Industries Inc.	2,115,107	2,789,448

	Containers/Packaging — 0.6%
183,500	Owens-Illinois, Inc.*	5,824,142	2,774,520

	Industrial Specialties — 0.3%
178,900	Ferro Corporation*	2,295,919	1,100,235

PRODUCER MANUFACTURING SECTOR — 13.2%
	Auto Parts: OEM — 1.1%
509,005	Modine Manufacturing Company*	6,988,653	4,611,585

	Electrical Products — 2.5%
71,114	Greatbatch, Inc.*	1,492,048	1,422,991
560,745	Molex Inc. Cl A	10,077,555	9,465,376
		11,569,603	10,888,367
	Industrial Conglomerates — 2.2%
206,577	SPX Corporation	13,367,329	9,360,004

	Industrial Machinery — 2.6%
187,953	Kennametal Inc.	2,858,613	6,153,581
36,651	Lincoln Electric Holdings, Inc.	1,072,852	1,063,246
22,700	Regal-Beloit Corporation	1,174,593	1,030,126
57,900	Rockwell Automation, Inc.	3,798,900	3,242,400
		8,904,958	11,489,353
	Metal Fabrication — 0.6%
153,124	Dynamic Materials Corporation	3,176,520	2,411,703

	Miscellaneous Manufacturing — 2.2%
112,300	Brady Corp.	2,224,247	2,968,089
182,300	Crane Co.	7,368,202	6,506,287
		9,592,449	9,474,376

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares or Principal Amount		Cost	Value
COMMON STOCKS — 81.0% (a) (Continued)

PRODUCER MANUFACTURING SECTOR — 13.2% (Continued)
	Trucks/Construction/Farm Machinery — 2.0%
95,900	Astec Industries, Inc.*	$3,257,902	$2,807,952
315,428	Columbus McKinnon Corp.*	5,581,260	3,457,091
184,018	Douglas Dynamics, Inc.	2,653,000	2,351,750
		11,492,162	8,616,793
RETAIL TRADE SECTOR — 2.1%
	Specialty Stores — 2.1%
188,500	Dick’s Sporting Goods, Inc.*	6,019,365	6,307,210
48,600	Ulta Salon, Cosmetics & Fragrance, Inc.*	294,030	3,024,378
		6,313,395	9,331,588
TECHNOLOGY SERVICES SECTOR — 6.7%
	Data Processing Services — 0.8%
71,600	Fiserv, Inc.*	2,797,286	3,635,132

	Information Technology Services — 1.3%
573,300	Sapient Corp.*	4,234,368	5,813,262

	Internet Software/Services — 2.5%
192,200	Akamai Technologies, Inc.*	5,514,901	3,820,936
214,300	LogMeIn, Inc.*	7,995,183	7,116,903
		13,510,084	10,937,839
	Packaged Software — 2.1%
162,502	Aspen Technology, Inc.*	2,498,273	2,481,406
426,600	Parametric Technology Corp.*	5,744,809	6,561,108
		8,243,082	9,042,514
TRANSPORTATION SECTOR — 2.8%
	Air Freight/Couriers — 2.0%
173,400	Con-way Inc.	4,664,863	3,837,342
357,800	UTI Worldwide, Inc.	5,402,097	4,665,712
		10,066,960	8,503,054
	Trucking — 0.8%
158,600	Werner Enterprises, Inc.	2,736,664	3,303,638
	Total common stocks	370,106,946	352,448,943

SHORT-TERM INVESTMENTS — 19.0% (a)
	Variable Rate Demand Note — 19.0%
$82,527,829	U.S. Bank, N.A., 0.00%	82,527,829	82,527,829
	Total short-term investments	82,527,829	82,527,829
	Total investments — 100.0%	$452,634,775	434,976,772
	Liabilities, less cash and receivables — 0.0% (a)		(44,372)
	TOTAL NET ASSETS — 100.0%		$434,932,400

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
NYS – New York Registered Shares

The accompanying notes to financial statements are an integral part of this schedule.

FMI Focus Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2011

INCOME:
Dividends	$3,981,353
Total income	3,981,353
EXPENSES:
Management fees	5,134,375
Transfer agent fees	635,059
Administrative and accounting services	340,719
Printing and postage expense	107,875
Custodian fees	64,275
Registration fees	58,715
Professional fees	44,485
Board of Directors fees	36,800
Insurance expense	7,141
Other expenses	40,895
Total expenses	6,470,339
NET INVESTMENT LOSS	(2,488,986)
NET REALIZED GAIN ON INVESTMENTS	58,623,851
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	(73,235,303)
NET LOSS ON INVESTMENTS	(14,611,452)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,100,438)

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2011 and 2010

	2011	2010
OPERATIONS:
Net investment loss	$(2,488,986)	$(1,901,321)
Net realized gain on investments	58,623,851	39,192,221
Net (decrease) increase in unrealized appreciation on investments	(73,235,303)	21,192,324
Net (decrease) increase in net assets from operations	(17,100,438)	58,483,224
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.028 per share)	—	(430,110)
FUND SHARE ACTIVITIES:
Proceeds from shares issued (5,580,921 and 5,934,341 shares, respectively)	167,985,242	145,733,949
Net asset value of shares issued in distributions reinvested (18,401 shares)	—	411,817
Cost of shares redeemed (4,632,260 and 7,649,874 shares, respectively)	(139,979,537)	(184,170,629)
Net increase (decrease) in net assets derived from Fund share activities	28,005,705	(38,024,863)
TOTAL INCREASE	10,905,267	20,028,251
NET ASSETS AT THE BEGINNING OF THE YEAR	424,027,133	403,998,882
NET ASSETS AT THE END OF THE YEAR (Includes undistributed
net investment income of $0 and $0, respectively)	$434,932,400	$424,027,133

The accompanying notes to financial statements are an integral part of these statements.

FMI Focus Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$26.37	$22.72	$28.34	$34.83	$34.42
Income from investment operations:
Net investment (losses) income	(0.15)	(0.11)	0.02	(0.11)	(0.06)
Net realized and unrealized (losses) gains on investments	(0.68)	3.79	(0.65)	(3.98)	4.77
Total from investment operations	(0.83)	3.68	(0.63)	(4.09)	4.71
Less distributions:
Distributions from net investment income	—	(0.03)	—	—	—
Distributions from net realized gains	—	—	(4.99)	(2.40)	(4.30)
Total from distributions	—	(0.03)	(4.99)	(2.40)	(4.30)
Net asset value, end of year	$25.54	$26.37	$22.72	$28.34	$34.83
TOTAL RETURN	(3.15%)	16.21%	3.52%	(12.58%)	14.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	434,932	424,027	403,999	593,176	918,856
Ratio of expenses to average net assets	1.26%	1.30%	1.40%	1.53%	1.52%
Ratio of net investment (loss) income to average net assets	(0.48%)	(0.47%)	0.12%	(0.37%)	(0.17%)
Portfolio turnover rate	78%	59%	58%	72%	41%

The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS
September 30, 2011

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Focus Fund (the “Fund”), a series of FMI Funds, Inc. (the “Company”) which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended.  The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996.  The assets and liabilities of each Fund in the Company are segregated as a shareholder’s interest is limited to the Fund in which the shareholder owns shares.  The investment objective of the Fund is to seek capital appreciation principally through investing in common stock.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price or if no sale is reported, at the latest bid price.  Securities which are traded over-the-counter are valued at the latest bid price.  Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price.  Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price.  Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices.  Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the estimated fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  As of September 30, 2011 there were no securities that were internally fair valued.  Variable rate demand notes are recorded at par value which approximates market value.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.  For financial reporting purposes, investment transactions are recorded on the trade date.

The Fund applies the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), which defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2011

(1)	Summary of Significant Accounting Policies — (Continued)

In determining fair value, the Fund uses various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.
Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of September 30, 2011, based on the inputs used to value them:

Valuation Inputs	Investments in Securities
Level 1 — Common Stocks	$352,448,943
Level 2 — Variable Rate Demand Note	82,527,829
Level 3 —	—
Total	$434,976,772

It is the Fund’s policy to recognize transfers between levels at the end of the quarterly reporting period. There were no transfers between levels during the period ended September 30, 2011.

See the Schedule of Investments for investments detailed by industry classification.

On May 12, 2011, the FASB issued Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”) modifying ASC 820. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to: i) disclose the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers; ii) disclose for Level 3 fair value measurements: a) quantitative information about significant unobservable inputs used; b) a description of the valuation processes used by the reporting entity and; c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(d)
The Fund has investments in short-term variable rate demand notes, which are unsecured instruments.  The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation.  The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(e)
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2011

(1)	Summary of Significant Accounting Policies — (Continued)

(g)
The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.  Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2011, open Federal tax years include the tax years ended September 30, 2008 through 2011. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)
GAAP requires that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.  During the fiscal year ended September 30, 2011, the reclassifications were as follows:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss	Paid In Capital
$2,488,986	($1,562,206)	($926,780)

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager.  Under the terms of the current agreement, the Fund will pay FMI a monthly management fee at an annual rate of 1.00% of the daily net assets.  The Fund is responsible for paying its proportionate share of the compensation, benefits and expenses of its Chief Compliance Officer.  For administrative convenience, FMI initially makes these payments and is later reimbursed by the Fund.

FMI entered into a sub-advisory agreement with Broadview Advisors, LLC, with whom a certain director of the Fund is affiliated, to assist it in the day-to-day management of the Fund.  Broadview Advisors, LLC, determines which securities will be purchased, retained or sold for the Fund.  FMI pays Broadview Advisors, LLC 0.85% of the first $500 million of the average daily net assets of the Fund and 0.80% of the Fund’s average daily net assets in excess of $500 million.

Under the management agreement, FMI will reimburse the Fund for expenses over 2.75% of the daily net assets of the Fund. No such reimbursements were required for the year ended September 30, 2011.

The Fund has entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Act.  The Plan provides that the Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of the Fund’s daily net assets or the actual distribution costs incurred during the year.  Amounts payable under the Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of the Fund.  For the year ended September 30, 2011, no such expenses were incurred.

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

At September 30, 2011, one financial intermediary is the record owner of approximately 23% of the Fund’s shares.

(3)	Credit Agreement —

U.S. Bank, N.A. has made available to the Fund a $66,000,000 credit facility pursuant to a Credit Agreement (“Agreement”) effective November 18, 2002 for the purpose of having cash available to satisfy redemption requests and to purchase portfolio securities.  Principal and interest of such loan under the Agreement are due not more than 31 days after the date of the loan.  Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed.  Advances will be collateralized by securities owned by the Fund.  During the year ended September 30, 2011, the Fund did not borrow against the Agreement.  The Credit Agreement is renewable annually on June 5.

(4)	Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.  On October 31, 2011, the Fund declared a distribution of $19,169,086 from long-term capital gains ($1.11751 per share).  The distribution will be paid on October 31, 2011 to shareholders of record on October 28, 2011.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2011

(5)	Investment Transactions —

For the year ended September 30, 2011, purchases and proceeds of sales of investment securities (excluding short-term investments) were $352,826,173 and $374,692,533, respectively.

(6)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2011:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Depreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$463,320,631	$42,160,858	($70,504,717)	($28,343,859)	$ —	$19,169,086

The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the years ended September 30, 2011 and 2010, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2011, and tax basis post-October losses as of September 30, 2011, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2011				September 30, 2010
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
$ —	$ —	$ —	$ —	$430,110	$ —

Since there were no ordinary distributions paid for the Fund for the year ended September 30, 2011, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003 (Unaudited).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of FMI Focus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Focus Fund (the “Fund,” a series of FMI Funds, Inc.) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Milwaukee, Wisconsin
October 31, 2011

FMI Focus Fund
DIRECTORS AND OFFICERS

		Term of	Principal	# of Funds	Other
	Position	Office and	Occupation(s)	in Complex	Directorships
Name, Age	Held with	Length of	During Past	Overseen	Held by
and Address	the Fund	Time Served	Five Years	by Director	Director

Non-Interested Directors

Barry K. Allen, 63	Director	Indefinite Term	Mr. Allen is President of Allen	5	BCE, Inc. (Bell
c/o Fiduciary		Since 1996	Enterprises, LLC (Boca Grande, FL)		Canada Enterprise),
Management, Inc.			a private equity investments and		Harley-Davidson,
100 E. Wisconsin Ave.			management company, and Senior		Inc., FMI Common,
Suite 2200			Advisor for Providence Equity		Stock Fund, Inc. and
Milwaukee, WI 53202			Partners (Providence, RI) since		FMI Mutual
			September, 2007. He was		Funds, Inc.
Executive Vice President of Qwest
Communications International, Inc.
(Denver, CO) from September, 2002 to
June, 2007.

Robert C. Arzbaecher, 51	Director	Indefinite Term	Mr. Arzbaecher is President and	5	Actuant Corporation,
c/o Fiduciary		Since 2007	Chief Executive Officer of Actuant		CF Industries
Management, Inc.			Corporation (Menomonee Falls, WI),		Holdings, Inc.,
100 E. Wisconsin Ave.			a manufacturer of a broad range of		FMI Common Stock
Suite 2200			industrial products and systems, and		Fund, Inc. and FMI
Milwaukee, WI 53202			the Chairman of the Board of		Mutual Funds, Inc.
Directors of Actuant Corporation.

Gordon H.	Director	Indefinite Term	Mr. Gunnlaugsson retired from M&I	5	FMI Common Stock
Gunnlaugsson, 67		Since 2001	Corporation (Milwaukee, WI) in		Fund, Inc. and FMI
c/o Fiduciary			December, 2000.		Mutual Funds, Inc.
Management, Inc.
100 E. Wisconsin Ave.
Suite 2200
Milwaukee, WI 53202

Paul S. Shain, 48	Director	Indefinite Term	Mr. Shain is President and Chief	5	FMI Common Stock
c/o Fiduciary		Since 2001	Executive Officer of Singlewire		Fund, Inc. and FMI
Management, Inc.			Software, LLC (Madison, WI), a provider		Mutual Funds, Inc.
100 E. Wisconsin Ave.			of IP-based paging and emergency
Suite 2200			notification systems. Prior to joining
Milwaukee, WI 53202			Singlewire in April, 2009, Mr. Shain was
Senior Vice President of CDW
Corporation (Vernon Hills, IL) and Chief
Executive Officer of Berbee Information
Networks, a strategic business unit of
CDW which CDW acquired in 2006.
Mr. Shain was employed in various capacities
by CDW and Berbee Information Networks
from January, 2000 to October, 2008.

FMI Focus Fund
DIRECTORS AND OFFICERS (Continued)

		Term of	Principal	# of Funds	Other
	Position	Office and	Occupation(s)	in Complex	Directorships
Name, Age	Held with	Length of	During Past	Overseen	Held by
and Address	the Fund	Time Served	Five Years	by Director	Director or Officer

Interested Directors

Patrick J. English,* 50	Director	Indefinite Term	Mr. English is Chief Executive Officer,	4	FMI Common Stock
c/o Fiduciary		Since 1997	Chief Investment Officer and Treasurer		Fund, Inc.
Management, Inc.	Vice	One Year Term	of Fiduciary Management, Inc. and has
100 E. Wisconsin Ave.	President	Since 1996	been employed by the Adviser in
Suite 2200			various capacities since December, 1986.
Milwaukee, WI 53202

Ted D. Kellner,* 65	Director	Indefinite Term	Mr. Kellner is Executive Chairman of	4	FMI Common
c/o Fiduciary		Since 1996	Fiduciary Management, Inc. which he		Stock Fund, Inc.
Management, Inc.	President	One Year Term	co-founded in 1980.
100 E. Wisconsin Ave.	and	Since 1996
Suite 2200	Treasurer
Milwaukee, WI 53202

Richard E. Lane*, 55	Director	Indefinite Term	Mr. Lane is President of Broadview	3	None
c/o Fiduciary		Since 2001	Advisors, LLC, the sub-adviser to the
Management, Inc.			Fund.
100 E. Wisconsin Ave.
Suite 2200
Milwaukee, WI 53202

Other Officers

John S. Brandser, 49	Vice	One Year Term	Mr. Brandser is President, Secretary,	N/A	FMI Common
c/o Fiduciary	President	Since 2008	Chief Operating Officer and Chief		Stock Fund, Inc. and
Management, Inc.	and	One Year Term	Compliance Officer of Fiduciary		FMI Mutual Funds,
100 E. Wisconsin Ave.	Secretary	Since 2009	Management, Inc. and has been		Inc.
Suite 2200			employed by the Adviser in various
Milwaukee, WI 53202			capacities since March, 1995.

Kathleen M. Lauters, 59	Chief	At Discretion	Ms. Lauters has been the Fund’s Chief	N/A	None
c/o Fiduciary	Compliance	of Board	Compliance Officer since
Management, Inc.	Officer	Since 2004	September, 2004.
100 E. Wisconsin Ave.
Suite 2200
Milwaukee, WI 53202

*
Messrs. English and Kellner are interested directors of the Fund because they are officers of the Fund and the Adviser. Mr. Lane is an interested director of the Fund because he is an officer of the Fund’s sub-adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FMI Focus Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

PORTFOLIO MANAGER
BROADVIEW ADVISORS, LLC
330 East Kilbourn Avenue, Suite 1475
Milwaukee, Wisconsin  53202

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124

CUSTODIAN	DISTRIBUTOR
U.S. BANK, N.A.	RAFFERTY CAPITAL
MARKETS, LLC

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP

LEGAL COUNSEL
FOLEY & LARDNER LLP

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund’s current prospectus.

For more information about the Fund, call 1(800) 811-5311 for a free prospectus. Please read the prospectus carefully to consider the investment objectives, risks, charges and expenses, before investing or sending money. The prospectus contains this and more information about the Fund. Please read the prospectus carefully before investing.  Securities named in the Shareholder Letters or in the Management Discussion, but not listed in the Schedule of Investments are not held in the Fund as of the date of this disclosure. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual securities.

ANNUAL REPORT
September 30, 2011

FMI Large Cap Fund
(FMIHX)

FMI Common Stock Fund
(FMIMX)

FMI International Fund
(FMIJX)

FMI Funds

Advised by Fiduciary Management, Inc.
www.fmifunds.com

FMI Funds
TABLE OF CONTENTS

FMI Large Cap Fund
Shareholder Letter	3
Management’s Discussion of Fund Performance	8
Schedule of Investments	9
Industry Sectors	10

FMI Common Stock Fund
Shareholder Letter	11
Management’s Discussion of Fund Performance	16
Schedule of Investments	17
Industry Sectors	19

FMI International Fund
Shareholder Letter	20
Management’s Discussion of Fund Performance	25
Schedule of Investments	26
Industry Sectors	27

Financial Statements
Statements of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	32
Notes to Financial Statements	34

Report of Independent Registered Public Accounting Firm	38
Cost Discussion	39
Directors and Officers	40
Notice of Privacy Policy	42
Householding Notice	42

FMI
Large Cap
Fund

September 30, 2011

Dear Fellow Shareholders:

The FMI Large Cap Fund (FMIHX) declined 14.05% in the three months ending September 30th. This compares to the benchmark Standard & Poor’s 500 Index fall of 13.87% in the corresponding period. Through nine months FMIHX lost 8.33% and the benchmark retreated 8.68%.  Economically sensitive groups such as Producer Manufacturing, Energy and Finance dropped significantly as worries about a global recession intensified. From an individual stock perspective, 3M, Devon, and Bank of New York suffered steep declines, reflecting worries about industrial growth and financial turmoil. We continue to feel strongly about the strength and long-term prospects of these businesses.  Consumer Non-Durables, Retail and Commercial Services, while all down in the period, were relatively strong.  Kimberly-Clark, Wal-Mart, and McGraw Hill led the way in these three sectors.

While there are a multitude of issues causing investor angst, and we will touch briefly on a few of these, valuations have become more attractive.  The FMI Large Cap Fund has recently been adding attractive businesses at very reasonable, if not bargain prices and has added to a number of existing positions as prices have fallen. The companies in this Fund currently sell for a median of 12 times earnings and 1.6 times annual revenue.  The profitability and financial position of the constituents are excellent.  Of course there is no way to predict when the current bear market will end, but we are confident in the quality and durability of the Fund’s investments.

As a reminder, the March 31st and September 30th letters touch briefly on big picture issues before discussing a couple of investments, while the June 30th and December 31st letters delve deeper into various issues that impact the investment landscape.  An archive of letters for this Fund, as well as the FMI Common Stock Fund and the FMI International Fund, can be found on our website, www.fmifunds.com.

Weakening global economic growth has been added to the worries about excessive sovereign debt in Europe, America and elsewhere.  Growth has slowed across Europe, and even in Germany--which heretofore has been the pillar of strength--business activity has downshifted. As we foreshadowed in last quarter’s letter, and despite very real inflation, China is showing signs of slowing. Chinese industrial production appears to be contracting, as evidenced by HSBC’s flash Purchasing Managers Index (PMI) figure of 49.4.  We have felt for some time that China has been on an unsustainable growth path, driven by massive state funded infrastructure expansion. Part of the funding apparatus resides in the regional bank system controlled by party officials. These officials earn compensation and preferred status from the party for sales of state-owned land to developers. Local government income from land sales accounted for 7% of China’s gross domestic product (GDP) last year.  Credit has been expanding rapidly in recent years at a much higher rate than economic growth and may today be at dangerous levels. A recent International Monetary Fund (IMF) report shows bank credit in China growing over 30% compared to the official GDP growth of approximately 10%.

There is a growing body of evidence that suggests massive overbuilding of not only Chinese public infrastructure, but housing and commercial property, too.  Construction spending, as a percentage of GDP, is up over fourfold in the past 12 years.  Recently Chinese residential real estate prices and transaction volumes appear to be falling significantly, with reports of 20-30% price declines in Beijing and Shanghai and two-thirds of the country experiencing a negative growth rate.  We take all Chinese figures with a grain of salt, but the slowdown seems also to be reflected in a steep decline in copper prices (down nearly 30% over the past two months), oil and other industrial commodities. Chinese leaders may be able to pull a rabbit out of the hat again by pumping up infrastructure spending but our feeling is that this is an unsustainable policy.  Their economy is significantly imbalanced, driven by a surfeit of infrastructure spending and a shortage of domestic consumption spending.

The debt woes of Europe remain intractable.  In the September 21st global financial stability report, the IMF had this to say about European sovereign debt: “Nearly half of the €6.5 trillion stock of government debt issued by euro area governments is showing signs of heightened credit risk.” Credit default swap spreads (essentially what investors pay to insure against default) have risen dramatically, not just for so-called PIIGS, but also for the rest of Europe.

Source: Bloomberg, Fiduciary Management, Inc.

The cognoscenti appear to be pinning their hopes on containment, i.e. a restructuring of Greek debt, an exchange of sovereign debt held by banks for new debt backed by another euro authority, and a bet that this bailout facility is large enough to forestall a domino effect from other countries on the brink. Details are sketchy at this point. It is likely to take further restructuring, additional austerity measures and a resetting of relative wage rates to set a course for sustainable recovery.  Realistically, the vast majority of the UK and European banks would be insolvent if the sovereign debt of Greece, Portugal, Ireland and Spain were marked to market (not to mention Italy).  While we don’t anticipate outright bankruptcies of these financial institutions, we think many will have to raise capital, diluting existing shareholders and stunting earnings per share for years to come. We are unsure about how European instability will impact the financial stocks in the FMI Large Cap Fund, but we continue to monitor and evaluate the situation closely.

Unfortunately, the fiscal and monetary situation in the United States isn’t very good either. Policy makers continue to spend more on the same kind of ideas that didn’t work in the 1930s and certainly haven’t worked in the 2000s, with the latest iterations adding unprecedented amounts of debt to the country’s balance sheet.  Apparently, none of the policy makers feel comfortable doing nothing, much less reducing government’s involvement in the economy.  The Federal Reserve’s actions are especially noteworthy since there is essentially no congressional oversight and Bernanke can run his experiments with virtual impunity. Imagine a policy that eliminates nearly all of the income of the risk-averse saver (think elderly widow with CDs and T-Bills) yet provides nearly free money to the billionaire hedge fund borrower! Business managers remain fearful of health care mandates and higher taxes and are not adding employees or significant capital to their businesses.  Productivity is reasonably high but the economy needs more job creation and capital formation.  An improvement in tax policy might go a long way toward improving these metrics. Right now smaller businesses (the engines of employment growth) pay a significantly higher effective tax rate than the large corporations, who employ complicated tax avoidance strategies.  Personal tax rates are a crazy mishmash where a factory worker could, as Buffett said, find himself paying a higher rate than a billionaire.  Perhaps the budget turmoil will have a collateral benefit of a better tax policy.

The U.S. economy remains mired in a pattern of slow growth followed by retractions.  Some of the traditional drivers of renewed growth, such as housing, continue to be highly depressed.  Housing inventory remains very high, prices are still trending down on an annual basis, and transaction volume is well below normal.

Twenty-seven months after the recession, consumer confidence remains extremely low (see accompanying chart). It is difficult to envision a good recovery until these conditions change:

The short summary of the macro picture is generally not very positive. Greater recognition of this has impacted stock prices quite significantly in the quarter.  We think the valuations of the companies in the FMI Large Cap Fund are attractive, and the business franchises, first rate.  Long-term investors should consider buying into prevailing concerns and uncertainty when valuations and strong companies are on their side. History shows good equity returns have accrued to those who have the fortitude to invest in difficult times.

In last quarter’s letter we mentioned that we had undertaken another review of the pharmaceutical industry.  Recall that this sector was discussed in the context of industries that had become so-called value traps.  It has been our contention for a long time that the research efforts of the large pharmaceutical firms were not generating positive economic value. Cost, length of the approval process, and probability of success had changed so significantly over the years that the expected drug pipeline value had declined dramatically.  This has gradually been changing more recently and through the detailed work of one of our senior analysts, Matthew Goetzinger, we feel the industry is now on much better footing. Below we highlight our investment in GlaxoSmithKline.  The other stock featured this quarter is Omnicom.  This is a business that is somewhat misunderstood by the investment community.  Rob Helf, another of our senior analysts, believes Wall Street is overly focused on expensive, pure-play digital advertising stocks, and is undervaluing the broad-based, diversified advertising services companies like Omnicom.

GlaxoSmithKline (GSK)
(Analyst: Matthew Goetzinger)

Description

GlaxoSmithKline is one of the largest global pharmaceuticals firms with a leading presence in respiratory, vaccines and other small and large molecule therapeutic areas.  Pharmaceutical business unit sales are split between the U.S. market (35%), Europe (31%), emerging markets (16%), Asia Pacific/Japan (14%), and other (4%).  The company’s Consumer Healthcare business (OTC, Oral Care, and Nutritionals) accounts for 18% of revenues.

Good Business

• GSK’s pharmaceutical business is widely diversified across therapeutic classes, geography and molecular formulation.  Importantly, the company’s business does not rely on a large outsized contribution from a handful of blockbuster drugs.

• GSK serves markets with fairly inelastic demand, producing a consumable product for the treatment of various diseases.

• The company’s incremental returns on capital are improving. Historically, the company has generated above peer returns.

• The balance sheet is A+ rated, and retains low financial leverage (0.8 times net debt-to-earnings before interest, taxes, depreciation and amortization [EBITDA]).

• The business generates stable, predictable and growing free cash flow.

• The pharmaceutical industry is highly regulated, creating a significant barrier to entry.

Valuation

• Current pharmaceutical equity valuations imply that the market is placing no value on pipeline assets, and is valuing the existing drug franchise as a run-off asset with virtually zero percent growth in perpetuity.

• Beyond the expiration of significant patents for GSK and the industry, GSK trades at an attractive 8.6 times earnings, and 6.5 times EBITDA.

• Despite superior business metrics, GSK trades at a 25% discount to the broad stock market.

• On a sum-of-the-parts basis, GSK’s fair value is at least 75% higher than the current share price.

• The yield is approximately 5%.

Management

• Andrew Witty took over as CEO in May 2008. Witty has championed a number of positive endeavors including the company’s novel approach to research and development (R&D), tiered emerging market pricing, and R&D accountability. Witty is an economist by training, and has not been part of the “old guard.”

• Simon Dingemans is the company’s newly appointed CFO, bringing outside banking and strategic experience to GSK.

• GSK has a stable and diverse cadre of R&D personnel, all held to objective oversight.

Investment Thesis

Current market valuations unduly penalize GSK, placing an ultra-low multiple on trough (post patent expiry) earnings, and thus ignoring the mix of stable, diverse, and competitively positioned growing drug franchises.  Moreover, little value is being accorded to the company’s drug development pipeline despite early signs of improvements in productivity, with an increasing number of meaningful, novel drugs in phase III development.  Serving markets with relatively inelastic demand curves, an investment in GSK should prove defensive, while at the same time adding exposure to an upturn in R&D productivity and emerging market growth. The balance sheet is solid and the stock yields approximately 5%.

Omnicom Group Inc. (OMC)
(Analyst: Rob Helf)

Description

Omnicom Group (OMC) is a strategic holding company of advertising and marketing firms that operate in more than 100 countries with more than 5,000 clients.  Its businesses focus on traditional media advertising and more than 30 marketing services, including customer relationship management, public relations, and specialty communications.

Good Business

• Omnicom is one of the world’s largest advertising and marketing services companies.  Approximately 50% of its revenue comes from the U.S., and the other half from Europe and the rest of the world.  The top ten agencies generate 85%+ of the industry’s revenues.

• The company offers a diversified mix of fee-based services.  OMC should benefit from the current and anticipated growth in digital advertising expenditures.

• Agencies have taken on a more consultative role in the age of newer media as changes are rapid. The move to digital marketing should help increase profit growth.

• Omnicom’s largest client represents less than 4% of overall revenues.

• Agencies generally develop integrated relationships with clients, resulting in high switching costs.

• Omnicom should benefit from increased spending on advertising/marketing in a healthier economy, along with industry consolidation and beneficial fee structures.

• Over the past decade, OMC has generated a return on invested capital (ROIC) greater than its weighted average cost of capital (WACC) every year.

• The balance sheet is in good shape with debt approximately 1.9 times EBITDA.

• Omnicom’s annual dividend is $0.85/year, to yield 2.3%.

• OMC has generally repurchased approximately $500 million of equity each year.

Valuation

• OMC currently trades at approximately 1.0 times enterprise value (EV)-to-revenues, 6.8 times EBITDA and 12 times forward earnings per share (EPS) estimates.  Profit margins are approximately 150 bps below the 10-year average.

• Historically, the company has been valued at 1-2 times sales, 11.5 times EBITDA and 15-27 times EPS.

• A zero-growth discounted cash flow (DCF) analysis equates to a stock price considerably higher than today’s. We expect earnings growth of 8-9%.

Management

•      Bruce Crawford, 81, is Chairman of Omnicom.  He began his career in advertising in 1956 and joined BBDO in 1963.  He previously held the President and CEO positions.

• John Wren has been President and CEO since 1997.  He has been in advertising since 1984 and joined OMC in 1986.

• Andrew Robertson (CEO of BBDO), Tom Carroll (CEO of TBWA) and Randy Weisenburger (EVP, CFO) are the other key executives.

• Both Messrs. Wren and Robertson appear to be focusing more effort on ROIC and returning excess cash to shareholders. Historically they seemed more focused on their own compensation, so we are watching this situation carefully.

Investment Thesis

Omnicom is currently valued at or below the low-end of historical parameters.  When the world economy recovers, OMC should experience revenue acceleration and margin improvement based on higher corporate marketing expenditures.  EPS power should be greater than $4.00 in the next few years as the company returns to 13.0% margins and repurchases shares.  The stock has significant upside potential if these events transpire. Conversely, the current valuation seems to adequately discount a tough environment.

******

Distribution:  Our Board of Directors has declared distributions effective October 31, 2011, of $0.12090441 per share from net investment income and $0.33849 per share from net long-term capital gains, payable October 31, 2011 to shareholders of record on October 28, 2011.

Thank you for your support of the FMI Large Cap Fund.

Sincerely,

Ted D. Kellner, CFA	Patrick J. English, CFA
Executive Chairman	CEO & Chief Investment Officer

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

This shareholder letter is unaudited.

FMI Large Cap Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

During the fiscal year ended September 30, 2011, the FMI Large Cap Fund (the “Fund”) had a total return of -0.13%. The benchmark S&P 500 returned 1.14% in the same period. Technology Services, Process Industries, Commercial Services, and Distribution Services all aided relative performance. Stock selection was an important factor in the positive relative performance of all of these sectors except for Distribution Services.  A higher relative weighting in Technology Services and Commercial Services aided relative performance.  Accenture, Monsanto, McGraw-Hill and AmerisourceBergen were strong contributors.  Retail Trade, Energy Minerals, and Consumer Services all detracted from relative performance. Staples, Devon Energy and Time Warner contributed to the negative relative performance. Additionally, Ingersoll-Rand and 3M declined significantly in the period.  Even though Finance was a positive relative performer from a group perspective, due to our underweighting, Comerica, Berkshire Hathaway and Bank of New York all performed negatively in the period.  The stock market sold off significantly in the fourth fiscal quarter, which we believe reflects global economic slowing, policy mistakes and excessive sovereign debt issues that will not be resolved easily or in short order. Valuations have declined significantly and consumer and stock market sentiment is poor. Historically, these conditions have been favorable to value-oriented investors, although the timing of when a strong relative move unfolds is impossible to determine.  We have taken advantage of lower stock prices to make several new investments in the Fund, including Microsoft, Comerica, GlaxoSmithKline and Rockwell, and we have added to a large number of existing holdings. The overweighted sectors include Technology Services, Consumer Non-Durables and Producer Manufacturing and the underweighted sectors include Finance, Energy and Utilities.  From a macroeconomic and policy perspective, we do not see the fiscal or monetary initiatives of the past decade or more as being conducive to good long-term growth and employment. We think this is largely reflected in current valuations. The Fund continues to sell at a discount to the S&P 500 on most valuation measures. Over long periods of time, lower valuation securities tend to outperform higher valuation stocks.  Future results, however, may differ from the past.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI Large Cap Fund and Standard & Poor’s 500 Index(1)

*Inception date
Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)
The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

AVERAGE ANNUALIZED TOTAL RETURN
					Since Inception
	3 Months	1-Year	3-Year	5-Year	12/31/01
FMI Large Cap Fund	(14.05%)	(0.13%)	2.67%	1.26%	5.51%
Standard & Poor’s 500 Index	(13.87%)	1.14%	1.23%	(1.18%)	1.82%

This page is unaudited.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS
September 30, 2011

Shares		Cost	Value

COMMON STOCKS — 93.9% (a)

COMMERCIAL SERVICES SECTOR — 9.3%
	Advertising/Marketing
	Services — 3.2%
3,439,000	Omnicom Group Inc.	$148,669,336	$126,692,760

	Financial Publishing/
	Services — 3.7%
3,580,000	McGraw-Hill
	Companies, Inc.	101,650,598	146,780,000

	Miscellaneous Commercial
	Services — 2.4%
3,463,000	Cintas Corp.	88,834,481	97,448,820

CONSUMER NON-DURABLES SECTOR — 12.1%
	Beverages: Alcoholic — 3.1%
1,645,000	Diageo
	PLC - SP-ADR	104,894,110	124,904,850

	Food: Major Diversified — 5.0%
3,634,000	Nestlé
	S.A. - SP-ADR	171,319,385	200,233,400

	Household/Personal Care — 4.0%
2,268,000	Kimberly-Clark Corp.	138,791,307	161,050,680

CONSUMER SERVICES SECTOR — 3.3%
	Media Conglomerates — 3.3%
4,381,000	Time Warner Inc.	123,751,548	131,298,570

DISTRIBUTION SERVICES SECTOR — 8.4%
	Food Distributors — 4.6%
7,180,000	Sysco Corp.	199,767,842	185,962,000

	Medical Distributors — 3.8%
4,068,000	AmerisourceBergen
	Corp.	118,266,456	151,614,360

ELECTRONIC TECHNOLOGY SECTOR — 3.4%
	Electronic Components — 3.4%
4,788,000	TE Connectivity
	Limited	113,047,341	134,734,320

ENERGY MINERALS SECTOR — 3.8%
	Oil & Gas Production — 3.8%
2,720,000	Devon Energy
	Corporation	181,909,101	150,796,800

FINANCE SECTOR — 15.4%
	Financial Conglomerates — 3.0%
2,658,000	American
	Express Co.	84,437,794	119,344,200

	Insurance Brokers/
	Services — 2.5%
2,911,000	Willis Group
	Holdings PLC	111,842,723	100,051,070

	Major Banks — 5.9%
8,321,000	Bank of New York
	Mellon Corp.	233,802,354	154,687,390
3,485,000	Comerica,
	Incorporated	117,559,858	80,050,450
		351,362,212	234,737,840
	Property/Casualty
	Insurance — 4.0%
2,258,000	Berkshire Hathaway
	Inc. - Cl B*	151,684,694	160,408,320

HEALTH TECHNOLOGY SECTOR — 6.4%
	Medical Specialties — 3.2%
2,888,000	Coviden PLC	126,593,072	127,360,800

	Pharmaceuticals: Major — 3.2%
3,141,000	GlaxoSmithKline
	PLC - SP-ADR	134,260,541	129,691,890

INDUSTRIAL SERVICES SECTOR — 0.1%
	Oilfield Services/Equipment — 0.1%
49,200	Schlumberger
	Limited	2,949,176	2,938,716

PROCESS INDUSTRIES SECTOR — 1.8%
	Chemicals: Agricultural — 1.8%
1,234,000	Monsanto Co.	65,958,502	74,089,360

PRODUCER MANUFACTURING SECTOR — 7.4%
	Industrial Conglomerates — 6.5%
2,491,000	3M Co.	182,210,430	178,828,890
2,890,000	Ingersoll-Rand PLC	129,835,777	81,180,100
		312,046,207	260,008,990
	Industrial Machinery — 0.9%
614,850	Rockwell
	Automation, Inc.	32,016,855	34,431,600

RETAIL TRADE SECTOR — 8.5%
	Discount Stores — 4.5%
3,519,000	Wal-Mart
	Stores, Inc.	178,424,920	182,636,100

	Specialty Stores — 4.0%
12,148,000	Staples, Inc.	239,079,278	161,568,400

TECHNOLOGY SERVICES SECTOR — 9.9%
	Data Processing Services — 2.9%
2,511,000	Automatic Data
	Processing, Inc.	97,378,488	118,393,650

	Information Technology
	Services — 4.1%
3,132,000	Accenture PLC	109,272,072	164,993,760

	Packaged Software — 2.9%
4,733,000	Microsoft
	Corporation	131,542,109	117,804,370

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares or
Principal Amount		Cost	Value

COMMON STOCKS — 93.9% (a) (Continued)

TRANSPORTATION SECTOR — 4.1%
	Air Freight/Couriers — 4.1%
2,600,000	United Parcel
	Service, Inc. - Cl B	$160,607,601	$164,190,000
	Total common stocks	3,780,357,749	3,764,165,626

SHORT-TERM INVESTMENTS — 5.5% (a)
	Commercial Paper — 5.5%
$220,200,000	U.S. Bank, N.A., 0.02%,
	due 10/03/11	$220,199,755	$220,199,755
	Total short-term
	investments	220,199,755	220,199,755
	Total investments
	— 99.4%	$4,000,557,504	3,984,365,381
	Cash and receivables,
	less liabilities
	— 0.6% (a)		24,393,008
	TOTAL NET
	ASSETS — 100.0%		$4,008,758,389

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
PLC – Public Limited Company
SP-ADR – Sponsored American Depositary Receipts

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS
as of September 30, 2011 (Unaudited)

FMI
Common Stock
Fund

September 30, 2011

Dear Fellow Shareholders:

The FMI Common Stock Fund (FMIMX) declined 16.31% in the three months ending September 30th. This compares to the benchmark Russell 2000 Index fall of 21.87% in the corresponding period. Through nine months FMIMX lost 9.77% and the benchmark retreated 17.02%.  Economically sensitive groups such as Producer Manufacturing, Non-Energy Minerals and Finance dropped significantly as worries about a global recession intensified. From an individual stock perspective, SPX Corporation, Eagle Materials, and Cullen/Frost Bankers suffered steep declines, reflecting worries about industrial growth and financial turmoil. We continue to feel strongly about the strength and long-term prospects of these businesses.  Consumer Non-Durables, Retail and Technology Services, while all down in the period, were relatively strong.  Lancaster Colony, Family Dollar, and Jack Henry & Associates led the way in these three sectors.

While there are a multitude of issues causing investor angst, and we will touch briefly on a few of these, valuations have become more attractive.  The FMI Common Stock Fund has added to a number of existing positions as prices have fallen. The companies in this Fund currently sell for a median of 13.5 times earnings and 1.0 times annual revenue.  The profitability and financial position of the constituents are solid.  Of course there is no way to predict when the current bear market will end, but we are confident in the quality and durability of the Fund’s investments.

As a reminder, the March 31st and September 30th letters touch briefly on big picture issues before discussing a couple of investments, while the June 30th and December 31st letters delve deeper into various issues that impact the investment landscape.  An archive of letters for this Fund, as well as the FMI Large Cap Fund and the FMI International Fund, can be found on our website, www.fmifunds.com.

Weakening global economic growth has been added to the worries about excessive sovereign debt in Europe, America and elsewhere.  Growth has slowed across Europe, and even in Germany--which heretofore has been the pillar of strength--business activity has downshifted. As we foreshadowed in last quarter’s letter, and despite very real inflation, China is showing signs of slowing. Chinese industrial production appears to be contracting, as evidenced by HSBC’s flash Purchasing Managers Index (PMI) figure of 49.4.  We have felt for some time that China has been on an unsustainable growth path, driven by massive state funded infrastructure expansion. Part of the funding apparatus resides in the regional bank system controlled by party officials. These officials earn compensation and preferred status from the party for sales of state-owned land to developers. Local government income from land sales accounted for 7% of China’s gross domestic product (GDP) last year.  Credit has been expanding rapidly in recent years at a much higher rate than economic growth and may today be at dangerous levels. A recent International Monetary Fund (IMF) report shows bank credit in China growing over 30% compared to the official GDP growth of approximately 10%.

There is a growing body of evidence that suggests massive overbuilding of not only Chinese public infrastructure, but housing and commercial property, too.  Construction spending, as a percentage of GDP, is up over fourfold in the past 12 years.  Recently Chinese residential real estate prices and transaction volumes appear to be falling significantly, with reports of 20-30% price declines in Beijing and Shanghai and two-thirds of the country experiencing a negative growth rate.  We take all Chinese figures with a grain of salt, but the slowdown seems also to be reflected in a steep decline in copper prices (down nearly 30% over the past two months), oil and other industrial commodities. Chinese leaders may be able to pull a rabbit out of the hat again by pumping up infrastructure spending but our feeling is that this is an unsustainable policy.  Their economy is significantly imbalanced, driven by a surfeit of infrastructure spending and a shortage of domestic consumption spending.

The debt woes of Europe remain intractable.  In the September 21st global financial stability report, the IMF had this to say about European sovereign debt: “Nearly half of the €6.5 trillion stock of government debt issued by euro area governments is showing signs of heightened credit risk.” Credit default swap spreads (essentially what investors pay to insure against default) have risen dramatically, not just for so-called PIIGS, but also for the rest of Europe.

Source: Bloomberg, Fiduciary Management, Inc.

The cognoscenti appear to be pinning their hopes on containment, i.e. a restructuring of Greek debt, an exchange of sovereign debt held by banks for new debt backed by another euro authority, and a bet that this bailout facility is large enough to forestall a domino effect from other countries on the brink. Details are sketchy at this point. It is likely to take further restructuring, additional austerity measures and a resetting of relative wage rates to set a course for sustainable recovery.  Realistically, the vast majority of the UK and European banks would be insolvent if the sovereign debt of Greece, Portugal, Ireland and Spain were marked to market (not to mention Italy).  While we don’t anticipate outright bankruptcies of these financial institutions, we think many will have to raise capital, diluting existing shareholders and stunting earnings per share for years to come. We are unsure about how European instability will impact the financial stocks in the FMI Common Stock Fund, but we continue to monitor and evaluate the situation closely.

Unfortunately, the fiscal and monetary situation in the United States isn’t very good either. Policy makers continue to spend more on the same kind of ideas that didn’t work in the 1930s and certainly haven’t worked in the 2000s, with the latest iterations adding unprecedented amounts of debt to the country’s balance sheet.  Apparently, none of the policy makers feel comfortable doing nothing, much less reducing government’s involvement in the economy.  The Federal Reserve’s actions are especially noteworthy since there is essentially no congressional oversight and Bernanke can run his experiments with virtual impunity. Imagine a policy that eliminates nearly all of the income of the risk-averse saver (think elderly widow with CDs and T-Bills) yet provides nearly free money to the billionaire hedge fund borrower! Business managers remain fearful of health care mandates and higher taxes and are not adding employees or significant capital to their businesses.  Productivity is reasonably high but the economy needs more job creation and capital formation.  An improvement in tax policy might go a long way toward improving these metrics. Right now smaller businesses (the engines of employment growth) pay a significantly higher effective tax rate than the large corporations, who employ complicated tax avoidance strategies.  Personal tax rates are a crazy mishmash where a factory worker could, as Buffett said, find himself paying a higher rate than a billionaire.  Perhaps the budget turmoil will have a collateral benefit of a better tax policy.

The U.S. economy remains mired in a pattern of slow growth followed by retractions.  Some of the traditional drivers of renewed growth, such as housing, continue to be highly depressed.  Housing inventory remains very high, prices are still trending down on an annual basis, and transaction volume is well below normal.

Twenty-seven months after the recession, consumer confidence remains extremely low (see accompanying chart). It is difficult to envision a good recovery until these conditions change:

The short summary of the macro picture is generally not very positive. Greater recognition of this has impacted stock prices quite significantly in the quarter.  We think the valuations of the companies in the FMI Common Stock Fund are attractive, and the business franchises, first rate.  Long-term investors should consider buying into prevailing concerns and uncertainty when valuations and strong companies are on their side. History shows good equity returns have accrued to those who have the fortitude to invest in difficult times.

Below we highlight two relatively recent additions to the portfolio:

Dun & Bradstreet Corp. (DNB)
(Analyst: Dan Sievers)

Description

Dun & Bradstreet (DNB), founded in 1867, is the global leader in providing commercial credit information and insight on businesses and industries, allowing customers to make more informed decisions when dealing with creditors, debtors, suppliers, distributors, sales leads, and end-users. The scope and coverage of DNB’s commercial database is unparalleled with over 200 million global business records, and the value of these records is enhanced by applying the DUNSRight Quality Process, which typically matches, links, and refines record entries, provides indicators of behavior, and organizes records in a searchable format.

Good Business

• DNB controls more than 200 million business records (its largest competitor controls about 45 million), and is the global leader in providing vital commercial credit information to businesses. DNB data and products are well entrenched with important customers (financial institutions and large corporations).

• Data and reports have long been purchased by customers in a recurring manner, but the rapid conversion of customers to the DNBi subscription service has resulted in more predictable recurring revenue.

• DNB has a strong track record of reducing structural fixed cost and headcount (often through minor restructuring) and now generates operating margins between 25%-30%, and an even higher return on invested capital (ROIC).

• The business requires little capital spending and generates impressive excess free cash flow, much of which is used to pay dividends and repurchase shares.

•      Recent investments in its database and technology infrastructure have yielded strong new product development initiatives that are likely to elevate DNB’s recent tepid growth.

Valuation

• DNB shares are down 43% from the July 2008 peak. The shares trade for 10.8 times 2011 earnings per share (EPS), 7.6 times enterprise value-to-earnings before interest, taxes, depreciation and amortization (EV/EBITDA), 2.2 times EV/Sales, and 11 times price-to-free cash flow (P/FCF), vs. 5-year average comparable multiples of 17, 9.9, 2.6, and 17, respectively.

• DNB is a predictable advantaged business that generates high returns, and has a reasonable balance sheet.  A premium multiple is warranted.

• Despite its defensive qualities, DNB will benefit from an increase in general business activity and U.S. loan volume, as a significant portion of revenue (especially among large customers) is transactional and therefore sensitive to somewhat cyclical aspects of corporate spending and borrowing.

Management

• Sara Matthew (54) became the CEO in January 2010, but came to DNB in 2001 as CFO and has also served as COO. Previously, Ms. Matthew held various executive positions at P&G. She holds a number of degrees from India and a U.S. MBA.

• Rich Veldran was promoted to CFO in May 2011 from Chief Strategy Officer. Previously, Mr. Veldran was CFO of North America, Treasurer, and Leader of Global Reengineering. He joined DNB in 2003 from ADP.

Investment Thesis

DNB is a high quality franchise in possession of an immense database of difficult-to-replicate value-added business credit records. The firm’s predictable revenue, high margins, high returns, and solid balance sheet argue for premium multiples, though high market penetration among large customers limits the growth rate.  Poor economic conditions and commercial loan activity have weighed on the smaller transactional portion of DNB’s business.  Separately, the 2010 reacquisition of DNB Australia and the $110-$130 million strategic technology investment have weighed on recent cash returns to shareholders. That said, as loan volumes improve and new products like DNB360 and DNB Pro bear fruit with smaller customers, DNB is likely to trade at higher multiples.

Kennametal (KMT)
(Analyst: Matthew Goetzinger)

Description

Kennametal is a leading global supplier of tooling, engineered components, and advanced materials consumed in production processes.  The company operates through two segments, Industrial and Infrastructure. Both segments provide consumable metal-cutting tools and tooling systems to manufacturing companies for use in the mining, construction, and engineered applications. The company markets its products under the Kennametal and WIDIA brand names. In aggregate, KMT controls approximately an 18% share of an estimated $13 billion global market.

Good Business

• Kennametal’s respected industry position, history of quality and innovation, and global scale all substantiate the durability of the company’s market position.

• Tooling represents 3 to 5% of customers’ total manufacturing costs, and yields productivity enhancements of approximately 20%.

• Approximately 80% of KMT’s revenues are derived from recurring sales of cutting tools. A cutting tool’s average useful life ranges from as short as one shift to as long as several days.

• Future capital requirements of the business are low.

• Incremental returns on invested capital should reach the mid-teens over the next two years.

• The company’s balance sheet leverage is low (0.2 times net debt/EBITDA).

• The business is easy to understand.

Valuation

• Over 2001-2007, KMT averaged a forward price-to-earnings (P/E) ratio of 16, ranging from 11 to 22. Today the P/E is under 10.

• Using a conservative mid-cycle P/E multiple of 13 results in a fair value estimate that is over 75% higher than today.

• A company characterized by recurring consumables revenue growth in the mid-to-high single digits, generating operating margins in the mid-to-high teens, with a sound balance sheet merits a 1.8 to 2 times revenue multiple. This suggests 75-100% upside.

Management

• Carlos Cardoso joined Kennametal in 2003 as COO, taking over as CEO in 2007. Mr. Cardoso is well respected within the industry, and brings a deep level of manufacturing experience to the company.

• Frank Simpkins is the company’s CFO. Mr. Simpkins joined Kennametal in October 1995.  He is also a member of the Board of Directors of Kennametal India.

• The company’s Board of Directors has a diverse industry perspective.

• Long-term compensation is tied to earnings before interest and tax (EBIT) and return on invested capital (ROIC).

Investment Thesis

Over the past several years, Kennametal has done an admirable job of restructuring its product portfolio, simplifying its business (reducing lower margin stock keeping units (SKUs), selling non-core businesses, combining and closing redundant facilities), investing in new products, and diversifying its business mix across end markets and geographies. The 2008-2009 downturn accelerated the company’s cost reduction actions, resulting in a significantly lower fixed cost structure.  There is ample capacity to absorb a resumption in order growth beyond the near term economic concerns.

******

Distribution:  Our Board of Directors has declared distributions effective October 31, 2011, of $0.03383905 per share from net investment income, $0.22267 per share from short-term capital gains which will be treated as ordinary income and $1.62081 per share from net long-term capital gains, payable October 31, 2011 to shareholders of record on October 28, 2011.

Thank you for your support of the FMI Common Stock Fund.

Sincerely,

Ted D. Kellner, CFA	Patrick J. English, CFA
Executive Chairman	CEO & Chief Investment Officer

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

This shareholder letter is unaudited.

FMI Common Stock Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

During the fiscal year ended September 30, 2011, the FMI Common Stock Fund (the “Fund”) had a total return of 2.03%. The benchmark Russell 2000 returned -3.53% in the same period.  Retail Trade, Transportation, Distribution Services and Consumer Non-Durables all aided relative performance. Overweighting in most of these sectors was an important factor in the better relative performance, although stock selection was also a factor.  PetSmart, Kirby Corp., Arrow Electronics and Flowers Foods were strong contributors.  Electronic Technology, Health Services, and Consumer Services all detracted from relative performance. Alliant Techsystems, VCA Antech, and Meredith contributed to the negative relative performance.  Additionally, Harte-Hanks, PICO Holdings and SPX Corporation declined significantly in the period.  Even though Finance was a positive relative performer from a group perspective, due to our underweighting, Federated Investors, Cullen/Frost Bankers and Protective Life all performed negatively in the period.  The stock market sold off significantly in the fourth fiscal quarter, which we believe reflects global economic slowing, policy mistakes and excessive sovereign debt issues that will not be resolved easily or in short order. Valuations have declined significantly and consumer and stock market sentiment is poor. Historically, these conditions have been favorable to value-oriented investors, although the timing of when a strong relative move unfolds is impossible to determine.  We have taken advantage of lower stock prices to make several new investments in the Fund, including Avery Dennison, Kennametal and Cullen/Frost Bankers, and we have added to a large number of existing holdings. The overweighted sectors include Distribution Services, Retail Trade and Transportation and the underweighted sectors include Finance, Health Technology and Electronic Technology. From a macroeconomic and policy perspective, we do not see the fiscal or monetary initiatives of the past decade or more as being conducive to good long-term growth and employment. We think this is largely reflected in current valuations. The Fund continues to sell at a discount to the Russell 2000 on most valuation measures. Over long periods of time, lower valuation securities tend to outperform higher valuation stocks.  Future results, however, may differ from the past.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI COMMON STOCK FUND AND THE RUSSELL 2000 INDEX(1)

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which comprises the 3,000 largest U.S. companies based on total market capitalization.

AVERAGE ANNUALIZED TOTAL RETURN
						Since Inception
	3 Months	1-Year	3-Year	5-Year	10-Year	12/18/81
FMI Common Stock Fund	(16.31%)	2.03%	5.74%	4.40%	8.91%	11.63%
Russell 2000 Index	(21.87%)	(3.53%)	(0.37%)	(1.02%)	6.12%	9.35%

This page is unaudited.

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS
September 30, 2011

Shares		Cost	Value

COMMON STOCKS — 90.3% (a)

COMMERCIAL SERVICES SECTOR — 7.0%
	Advertising/Marketing
	Services — 1.4%
1,556,000	Harte-Hanks, Inc.	$21,392,465	$13,194,880

	Financial Publishing/
	Services — 2.4%
374,000	The Dun & Bradstreet
	Corporation	29,017,640	22,911,240

	Miscellaneous Commercial
	Services — 3.2%
736,000	Cintas Corp.	17,929,877	20,711,040
620,000	TeleTech
	Holdings, Inc.*	10,768,978	9,448,800
		28,698,855	30,159,840
CONSUMER DURABLES SECTOR — 0.8%
	Other Consumer
	Specialties — 0.8%
289,950	Mine Safety
	Appliances Co.	8,040,367	7,817,052

CONSUMER NON-DURABLES SECTOR — 5.7%
	Food: Meat/Fish/Dairy — 2.1%
411,000	Sanderson
	Farms, Inc.	16,561,195	19,522,500

	Food: Specialty/Candy — 3.6%
842,125	Flowers Foods, Inc.	14,485,516	16,387,752
286,000	Lancaster Colony
	Corporation	15,533,682	17,448,860
		30,019,198	33,836,612
CONSUMER SERVICES SECTOR — 0.3%
	Publishing: Books/
	Magazines — 0.3%
110,100	Meredith Corp.	1,847,527	2,492,664

DISTRIBUTION SERVICES SECTOR — 11.6%
	Electronics
	Distributors — 5.7%
1,248,000	Arrow
	Electronics, Inc.*	25,084,996	34,669,440
658,000	ScanSource, Inc.*	16,255,090	19,450,480
		41,340,086	54,119,920
	Medical Distributors — 4.3%
1,433,000	Patterson
	Companies Inc.	34,064,024	41,026,790

	Wholesale
	Distributors — 1.6%
538,000	United
	Stationers Inc.	10,887,604	14,660,500

ELECTRONIC TECHNOLOGY SECTOR — 1.9%
	Aerospace & Defense — 1.9%
326,000	Alliant
	Techsystems Inc.	26,521,823	17,770,260

FINANCE SECTOR — 10.7%
	Insurance Brokers/
	Services — 3.6%
1,293,000	Arthur J.
	Gallagher & Co.	30,422,381	34,005,900

	Investment Managers — 0.8%
445,000	Federated
	Investors, Inc. Cl B	11,678,313	7,800,850

	Life/Health Insurance — 1.3%
808,000	Protective Life Corp.	12,052,821	12,629,040

	Property/Casualty
	Insurance — 3.6%
1,145,000	W.R. Berkley Corp.	29,330,749	33,995,050

	Regional Banks — 1.4%
293,000	Cullen/Frost
	Bankers, Inc.	17,233,550	13,436,980

HEALTH SERVICES SECTOR — 3.1%
	Health Industry
	Services — 2.1%
447,000	Covance Inc.*	18,606,960	20,316,150

	Medical/Nursing
	Services — 1.0%
573,000	VCA Antech, Inc.*	12,538,615	9,156,540

HEALTH TECHNOLOGY SECTOR — 3.5%
	Medical Specialties — 3.5%
199,000	Bio-Rad
	Laboratories, Inc.*	16,582,829	18,063,230
408,000	West Pharmaceutical
	Services, Inc.	16,327,619	15,136,800
		32,910,448	33,200,030
INDUSTRIAL SERVICES SECTOR — 4.2%
	Oilfield Services/
	Equipment — 4.2%
563,000	Bristow Group, Inc.	16,893,272	23,888,090
399,000	Dresser-Rand
	Group, Inc.*	7,004,689	16,171,470
		23,897,961	40,059,560
MISCELLANEOUS SECTOR — 1.0%
	Investment Trusts/
	Mutual Funds — 1.0%
457,000	PICO Holdings, Inc.*	14,826,764	9,373,070

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares or
Principal Amount		Cost	Value

COMMON STOCKS — 90.3% (a) (Continued)

NON-ENERGY MINERALS SECTOR — 1.8%
	Construction Materials — 1.8%
999,950	Eagle Materials Inc.	$25,147,349	$16,649,168

PROCESS INDUSTRIES SECTOR — 9.0%
	Chemicals: Specialty — 2.1%
315,000	Sigma-Aldrich Corp.	15,670,380	19,463,850

	Containers/Packaging — 4.6%
561,000	AptarGroup, Inc.	14,873,741	25,059,870
638,000	Bemis
	Company, Inc.	15,865,413	18,699,780
		30,739,154	43,759,650
	Industrial Specialties — 2.3%
702,000	Valspar Corp.	18,970,075	21,909,420

PRODUCER MANUFACTURING SECTOR — 11.4%
	Electrical Products — 2.7%
1,494,000	Molex Inc. Cl A	26,828,960	25,218,720

	Industrial
	Conglomerates — 1.9%
407,000	SPX Corporation	22,883,026	18,441,170

	Industrial Machinery — 3.1%
604,000	Kennametal Inc.	23,446,246	19,774,960
333,000	Woodward Inc.	9,119,789	9,124,200
		32,566,035	28,899,160
	Miscellaneous
	Manufacturing — 2.1%
626,000	Carlisle
	Companies Inc.	16,800,707	19,956,880

	Office Equipment/
	Supplies — 1.6%
620,000	Avery Dennison
	Corporation	19,882,561	15,549,600

RETAIL TRADE SECTOR — 9.2%
	Catalog/Specialty
	Distribution — 1.8%
522,600	HSN, Inc.*	14,348,523	17,313,738

	Discount Stores — 2.3%
425,000	Family Dollar
	Stores, Inc.	9,798,097	21,615,500

	Food Retail — 1.9%
471,650	Ruddick Corp.	12,112,374	18,389,634

	Specialty Stores — 3.2%
714,000	PetSmart, Inc.	15,264,504	30,452,100

TECHNOLOGY SERVICES SECTOR — 5.3%
	Data Processing
	Services — 2.6%
1,211,000	Broadridge Financial
	Solutions Inc.	26,059,426	24,389,540

	Information Technology
	Services — 2.7%
885,000	Jack Henry &
	Associates, Inc.	18,204,870	25,647,300

TRANSPORTATION SECTOR — 3.8%
	Marine Shipping — 1.7%
303,000	Kirby Corp.*	9,571,255	15,949,920

	Trucking — 2.1%
542,000	J.B. Hunt Transport
	Services, Inc.	12,686,787	19,577,040
	Total common stocks	779,423,429	854,667,818

SHORT-TERM INVESTMENTS — 9.5% (a)
	Commercial Paper — 9.5%
$25,000,000	Barclays US
	Funding LLC, 0.04%,
	due 10/03/11	24,999,944	24,999,944
64,800,000	U.S. Bank, N.A., 0.02%,
	due 10/03/11	64,799,928	64,799,928
	Total short-term
	investments	89,799,872	89,799,872
	Total investments
	— 99.8%	$869,223,301	944,467,690
	Cash and receivables,
	less liabilities
	— 0.2% (a)		1,522,812
	TOTAL NET
	ASSETS — 100.0%		$945,990,502

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this schedule.

FMI Common Stock Fund
INDUSTRY SECTORS
as of September 30, 2011 (Unaudited)

FMI
International
Fund

September 30, 2011

Dear Fellow Shareholders:

The FMI International Fund (FMIJX) declined 12.16% in the three months ending September 30th. This compares to the benchmark MSCI EAFE (local currency) fall of 15.74% and the MSCI EAFE (U.S. dollar) decline of 19.01% in the corresponding period. Stock markets around the world suffered a tough quarter, with declines over 20% in Germany and Hong Kong. Through nine months FMIJX lost 9.70% and the local and U.S. dollar benchmark retreated 15.59% and 14.98%, respectively.  Economically sensitive groups such as Producer Manufacturing, Electronic Technology and Transportation dropped significantly as worries about a global recession intensified. Ingersoll-Rand, TE Connectivity and TNT Express suffered steep declines.  Consumer Non-Durables, Health Technology and other “defensive” sectors performed reasonably well in the quarter.  Diageo, GlaxoSmithKline and SECOM all held up in an environment where the vast majority of stocks were down double digit percentages.

While there are a multitude of issues causing investor angst, and we will touch briefly on a few of these, valuations have become much more attractive.  The FMI International Fund has recently been adding attractive businesses at very reasonable, if not bargain prices and has added to a number of existing positions as prices have fallen. The strong global franchises in this Fund currently sell for a median of 13 times earnings and 1.3 times annual revenue.  Balance sheets are superb.  Of course there is no way to predict when the current bear market will end, but we are confident in the quality and durability of the Fund’s investments.

As a reminder, the March 31st and September 30th letters touch briefly on big picture issues before discussing a couple of investments, while the June 30th and December 31st letters delve deeper into various issues that impact the investment landscape.  An archive of letters for this Fund, as well as the FMI Large Cap Fund and the FMI Common Stock Fund, can be found on our website, www.fmifunds.com.

Weakening global economic growth has been added to the worries about excessive sovereign debt in Europe, America and elsewhere.  Growth has slowed across Europe, and even in Germany – which heretofore has been the pillar of strength--business activity has downshifted. As we foreshadowed in last quarter’s letter, and despite very real inflation, China is showing signs of slowing. Chinese industrial production appears to be contracting, as evidenced by HSBC’s flash Purchasing Managers Index (PMI) figure of 49.4.  We have felt for some time that China has been on an unsustainable growth path, driven by massive state funded infrastructure expansion. Part of the funding apparatus resides in the regional bank system controlled by party officials. These officials earn compensation and preferred status from the party for sales of state-owned land to developers. Local government income from land sales accounted for 7% of China’s gross domestic product (GDP) last year.  Credit has been expanding rapidly in recent years at a much higher rate than economic growth and may today be at dangerous levels. A recent International Monetary Fund (IMF) report shows bank credit in China growing over 30% compared to the official GDP growth of approximately 10%.

There is a growing body of evidence that suggests massive overbuilding of not only Chinese public infrastructure, but housing and commercial property, too.  Construction spending, as a percentage of GDP, is up over fourfold in the past 12 years.  Recently Chinese residential real estate prices and transaction volumes appear to be falling rapidly, with reports of 20-30% price declines in Beijing and Shanghai and two-thirds of the country experiencing a negative growth rate.  We take all Chinese figures with a grain of salt, but the slowdown seems also to be reflected in a steep decline in copper prices (down nearly 30% over the past two months), oil and other industrial commodities. Chinese leaders may be able to pull a rabbit out of the hat again by pumping up infrastructure spending but our feeling is that this is an unsustainable policy.  Their economy is significantly imbalanced, driven by a surfeit of infrastructure spending and a shortage of domestic consumption spending.

The debt woes of Europe remain intractable.  In the September 21st global financial stability report, the IMF had this to say about European sovereign debt: “Nearly half of the €6.5 trillion stock of government debt issued by euro area governments is showing signs of heightened credit risk.”  Credit default swap spreads (essentially what investors pay to insure against default) have risen dramatically, not just for so-called PIIGS, but also for the rest of Europe.

Source: Bloomberg, Fiduciary Management, Inc.

The cognoscenti appear to be pinning their hopes on containment, i.e. a restructuring of Greek debt, an exchange of sovereign debt held by banks for new debt backed by another euro authority, and a bet that this bailout facility is large enough to forestall a domino effect from other countries on the brink. Details are sketchy at this point.  We hope it works but we aren’t building a portfolio around this expectation.  It is likely to take further restructuring, additional austerity measures and a resetting of relative wage rates to set a course for sustainable recovery.  Realistically, the vast majority of the UK and European banks would be insolvent if the sovereign debt of Greece, Portugal, Ireland and Spain were marked to market (not to mention Italy).  It is one of the reasons we don’t own European bank stocks in the portfolio. While we don’t anticipate outright bankruptcies of these financial institutions, we think many will have to raise capital, diluting existing shareholders and stunting earnings per share for years to come.  Some contrarian investors who are buying these stocks may end up hitting home runs if this pessimism is misplaced.  We are willing to forego some opportunities in order to avoid situations with a nontrivial probability of a disastrous outcome.  Besides, we don’t like an investment that depends on a bunch of bureaucrats making great decisions.

Unfortunately, the fiscal and monetary situation in the United States isn’t very good either. Policy makers continue to spend more on the same kind of ideas that didn’t work in the 1930s and certainly haven’t worked in the 2000s, with the latest iterations adding unprecedented amounts of debt to the country’s balance sheet.  The Federal Reserve’s actions are especially noteworthy since there is essentially no congressional oversight and Bernanke can run his experiments with virtual impunity. Imagine a policy that eliminates nearly all of the income of the risk-averse saver (think elderly widow with CDs and T-Bills) yet provides nearly free money to the billionaire hedge fund borrower!  Business managers remain fearful of health care mandates and higher taxes and are not adding employees or significant capital to their businesses.  Productivity is reasonably high but the economy needs more job creation and capital formation.  An improvement in tax policy might go a long way toward improving these metrics. Right now smaller businesses (the engines of employment growth) pay a significantly higher effective tax rate than the large corporations, who employ complicated tax avoidance strategies.  Personal tax rates are a crazy mishmash where a factory worker could, as Buffett said, find himself paying a higher rate than a billionaire. Perhaps the budget turmoil will have a collateral benefit of a better tax policy.

The short summary of the macro picture is generally not very positive. Greater recognition of this has impacted stock prices quite significantly in the quarter.  We think the valuations of the companies in the FMI International Fund are attractive, and the business franchises, first rate.  Long-term investors should buy into prevailing concerns and uncertainty when valuations and strong companies are on their side. We’ve backed up this belief by increasing our personal investment in the Fund. History shows good equity returns accrue to those who have the fortitude to invest in difficult times.

Below we highlight two of the FMI International Fund investments:

Adecco S.A. (ADEN VX)
(Analyst: Jonathan Bloom)

Description

Adecco is the world’s largest provider of general and professional staffing, with over €18.5bn in sales in 2010. Approximately 92% of revenue falls under the temporary staffing segment, with 2% in permanent placement, 1% in outplacement, and 5% in outsourcing, consulting and other. The company’s general staffing business (Industrial: 48%, Office: 20%, & Emerging Markets: 7%) accounted for approximately 75% of group revenues in 2010, with its professional staffing business generating the remaining 25%. The largest geographic segments were:  France (30% of sales), North America (19%), UK & Ireland (9%), Japan (7%), Germany & Austria (7%), Emerging Markets (7%), Benelux (5%), and Italy (4%), among others.

Good Business

• Attractive ROIC: The 5- and 10-year average return on invested capital (ROIC) is 12.2% and 11.6%, respectively.

• Economies of scale: As the global No. 1, Adecco is able to benefit from economies of scale compared to smaller competitors as it relates to its associate talent pool, client network, cost leadership, etc.

• Modestly priced products: With general staffing (low-skill, “blue collar”) at 75% of sales, Adecco strives to be the low-cost provider in the industry, providing clients with an affordable solution.

• Recurring revenue: There is a high level of repeat business. Temporary staffing is not going to disappear, as it is a key element of the global employment landscape, providing employers with increased flexibility.

• Understandable business.

• Sound balance sheet: Debt/capital is 31.9%. Debt: €1.5bn, Cash: €386mn.

Valuation

• Current enterprise value (EV)-to-sales of 0.36 times and EV-to-earnings before interest, tax, depreciation and amortization (EBITDA) of 7.7, respectively, and both are over one standard deviation below historical averages. This compares favorably with management’s EBITA margin target of 5.5%+.

• Next twelve months (NTM) price-to-earnings (P/E) is an attractive 9.6, which compares with a 10-year average of 16.7.

• Adecco is currently trading at a 9.2% free cash flow (FCF) yield (on an EV basis), based on a 5-year average of FCF.

• The dividend yield is 3%.  The price-to-book (P/B) multiple is 1.7, compared with a 10-year average of 3.9 times.

Management

• Patrick De Maeseneire became the group’s CEO in June of 2009, and has continued to focus on economic value added (EVA), which was implemented company-wide in 2006 for evaluating operations and acquisitions.

• Compensation for top management as well as local branch managers is tied directly to EVA. The company uses a 10% weighted average cost of capital (WACC), despite an actual figure which is lower. Adecco does not use stock options.

• Strong corporate governance, with separate CEO & Chairman, and no management on the board.

• Large insider ownership, with the Jacobs Family owning over 18% of the total shares outstanding.

Investment Thesis

Adecco is the global leader in a necessary, growing industry. The company benefits from economies of scale vs. smaller competitors, as illustrated by its ability to earn a ROIC above its cost of capital. Adecco is led by a solid management team focused on EVA and margin expansion, has family ownership with skin in the game, and a track record of returning cash to shareholders via dividends and buybacks. The current valuation is undemanding, providing investors with a favorable risk-reward ratio.

Henkel AG & Co. KGaA (HEN DE)
(Analyst: Jonathan Bloom)

Description

Henkel is a global leader in adhesive technologies, laundry and home care products, and cosmetics/toiletries. The company has a strong position in both the consumer and industrial end markets, with top brands including Persil, Purex, Schwarzkopf, Dial, Loctite, et al. In 2010, business segment distribution (as a % of sales) was reported as follows: adhesive technologies (48%), laundry and home care (29%), and cosmetics/toiletries (22%). While based in Germany, the company had 41% of sales generated in emerging markets, with the following geographic distribution: Western Europe (36%), North America (18%), Eastern Europe (18%), Asia-Pacific (14%), Latin America (7%), and Africa/Middle East (6%).

Good Business

• Attractive returns:  The 5-year average ROIC is 10.2%, with further room to improve.

• Economies of scale:  As the global #1 in adhesives, #3 in laundry, #4 in home care, and #4 in hair care, Henkel should be able to benefit from economies of scale compared with smaller competitors.

• Modestly priced products:  Adhesives have a low share of total product/project cost, but a very high cost of failure.  Purex and Dial brands are among the low-price alternatives in the home and personal care space.

• Recurring revenue:  Consumer staples (laundry detergent, soap, cleaning products, hair care, etc.) and adhesives are recurring in nature. Trust and brand loyalty tend to foster repeat consumption.

• Easy to understand: the business is relatively simple and the path to success is straightforward.

• Sound balance sheet:  Debt/capital 33%, Debt: €3.9bn, Cash: €1.4bn, Pension shortfall: €566mn.

Valuation

• Current adjusted EV/Sales of 1.1 times and EV/EBITDA of 8.7 times, a meaningful discount to industry peers. This compares with a FY10 adjusted operating margin of 12.3% (14% target by FY12).

• P/E (NTM) is an attractive 9.7, which compares with a 10-year average of 13.1.

• Henkel is currently trading at a 9.3% FCF yield (on an adjusted EV basis), based on a 2-year average of FCF.

• The ordinary shares (HEN DE) trade at a 17.6% discount (nearly 2 standard deviations below the mean) to the preferred shares (HEN3 DE), which is economically unjustified. The 10-year average discount is 10.3%.

• The dividend yield is 2.1%.  The P/B multiple is 1.8, which is below its 10-year average of 2.2.

• Merger and acquisition transactions from 2000-10 have averaged 2.5 times EV/Sales and 13 times EV/EBITDA.

Management

• Chairman & CEO Kasper Rorsted took the reins in 2008 and has orchestrated a successful turnaround. Mr. Rorsted has grown operating margins from 10% in 2007 to 12.3% by 2010, with a target of 14% by 2012. He has closed over 55 factories since the second quarter of 2008 and cut the workforce by nearly 10,000 employees.

• The Henkel family owns over 53% of the ordinary shares and the voting rights, so it has significant skin in the game. The family’s ownership interests are valued at over $6bn.

Investment Thesis

Henkel is the dominant player in an attractive adhesives technology market, with customer captivity and the potential for economies of scale. The company also has a strong position in several global HPC markets, with particular strength in Europe. Over a full cycle, Henkel should be able to grow the top line in the low-to-mid single digits, with significant opportunities for margin expansion. At an attractive valuation of just 9.7 times earnings and 1.1 times EV/Sales for what has the potential to be a mid-teen margin business, Henkel is an attractive core holding over a 3-5 year investment horizon.

******

Distribution:  Our Board of Directors has declared a distribution effective October 31, 2011, of $0.16477493 per share from net investment income, payable October 31, 2011 to shareholders of record on October 28, 2011.

Thank you for your support of the FMI International Fund.

Sincerely,

Ted D. Kellner, CFA	Patrick J. English, CFA
Executive Chairman	CEO & Chief Investment Officer

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

This shareholder letter is unaudited.

FMI International Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The FMI International Fund (the “Fund”) commenced operations on December 31, 2010 and has a September 30th fiscal year end. During the nine months ended September 30, 2011, the Fund had a total return of -9.70%. The benchmark MSCI EAFE (local currency) and MSCI EAFE (U.S. Dollar) indices were -15.59% and –14.98%, respectively.  Finance, Non-Energy Minerals, Consumer Durables and Producer Manufacturing were among the sectors that outperformed the benchmark. Both sector weightings and stock selection were important factors in the relative performance. Willis Group, CRH, SHIMANO, and Tyco International were standout relative performers within these sectors.  Additionally, Accenture, SECOM and Diageo significantly outperformed. On the negative side, Transportation, Health Technology and Communications were underperforming sectors relative to the benchmark. TNT Express declined dramatically, while the weak relative performance in the other two sectors was primarily due to being underweight relative to the benchmark. Ingersoll-Rand and TE Connectivity declined more than the market since January 1, primarily due to the belief that industrial markets worldwide were slowing.  Stock markets across the globe have been very weak, particularly in the three months ending September 30. We believe this reflects global economic slowing, policy mistakes and excessive sovereign debt issues that will not be resolved easily or in short order. Valuations have declined significantly and consumer and stock market sentiment is poor. Historically, these conditions have been favorable to value-oriented investors, although the timing of when a strong relative move unfolds is impossible to determine.  We have taken advantage of lower stock prices in the final fiscal quarter to make several new investments in the Fund, including Adecco, GlaxoSmithKline and Schlumberger. We have also added to a large number of existing holdings. The overweighted sectors include Technology Services, Consumer Non-Durables and Producer Manufacturing and the underweighted sectors include Finance, Energy and Utilities.  From a macroeconomic and policy perspective, we do not see easy solutions to the European or American debt problems. Additionally, we see signs of excess in China that could eventually lead to a major retrenchment. We think this negative sentiment is largely reflected in current valuations. The Fund sells at a discount to the benchmark on most valuation measures. Over long periods of time, lower valuation securities tend to outperform higher valuation stocks.  Future results, however, may differ from the past.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI INTERNATIONAL FUND AND MSCI EAFE(1)

* Inception Date
Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)
The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada and is calculated in local currency (LOC) (a) as well as in U.S. dollars (USD) (b).  The concept of local currency calculation excludes the impact of currency fluctuations.  Figures include reinvestment of distributions and do not reflect any fees or expenses.  MSCI EAFE is a service mark of MSCI Barra.

TOTAL RETURN – NOT ANNUALIZED
		Since Inception
	3 Months	(December 31, 2010)
FMI International Fund	(12.16%)	(9.70%)
MSCI EAFE (LOC) (a)	(15.74%)	(15.59%)
MSCI EAFE (USD) (b)	(19.01%)	(14.98%)

This page is unaudited.

FMI International Fund
SCHEDULE OF INVESTMENTS
September 30, 2011

Shares		Cost	Value

COMMON STOCKS — 83.5% (a)

COMMERCIAL SERVICES SECTOR — 9.7%
	Miscellaneous Commercial
	Services — 6.3%
10,500	SECOM Co.,
	Ltd. (Japan) (b)	$496,919	$506,442
225	SGS S.A.
	(Switzerland) (b)	392,167	341,821
		889,086	848,263
	Personnel Services — 3.4%
11,500	Adecco S.A.
	(Switzerland) (b)	598,964	453,267

CONSUMER DURABLES SECTOR — 4.1%
	Recreational Products — 4.1%
10,400	SHIMANO Inc.
	(Japan) (b)	530,284	550,483

CONSUMER NON-DURABLES SECTOR — 11.9%
	Beverages: Alcoholic — 3.7%
26,500	Diageo PLC (United
	Kingdom) (b)	511,223	505,267

	Food: Major Diversified — 4.6%
11,375	Nestlé S.A.
	(Switzerland) (b)	657,539	626,224

	Household/Personal
	Care — 3.6%
11,075	Henkel AG & Co. KGaA
	(Germany) (b)	596,516	485,388

CONSUMER SERVICES SECTOR — 4.8%
	Restaurants — 4.8%
80,525	Compass Group
	PLC (United
	Kingdom) (b)	732,220	649,646

ELECTRONIC TECHNOLOGY SECTOR — 7.1%
	Aerospace & Defense — 3.9%
57,575	Rolls-Royce Holdings
	PLC (United
	Kingdom)* (b)	570,781	529,274

	Electronic Components — 3.2%
15,225	TE Connectivity Limited
	(Switzerland)	534,227	428,431

FINANCE SECTOR — 11.2%
	Financial
	Conglomerates — 3.2%
15,750	Brookfield Asset
	Management Inc.
	(Canada)	509,619	435,571

	Insurance Brokers/
	Services — 3.7%
14,600	Willis Group Holdings
	PLC (Ireland)	568,163	501,802

	Property/Casualty
	Insurance — 4.3%
1,525	Fairfax Financial
	Holdings Limited
	(Canada)	613,255	584,722

HEALTH TECHNOLOGY SECTOR — 7.5%
	Medical Specialties — 3.7%
11,375	Coviden PLC
	(Ireland)	535,625	501,638

	Pharmaceuticals: Major — 3.8%
24,625	GlaxoSmithKline
	PLC (United
	Kingdom) (b)	536,712	508,141

INDUSTRIAL SERVICES SECTOR — 0.1%
	Oilfield Services/
	Equipment — 0.1%
200	Schlumberger Limited
	(Netherlands)	11,988	11,946

NON-ENERGY MINERALS SECTOR — 3.4%
	Construction Materials — 3.4%
29,700	CRH PLC
	(Ireland) (b)	578,078	461,877

PROCESS INDUSTRIES SECTOR — 4.8%
	Chemicals: Agricultural — 2.3%
1,175	Syngenta AG
	(Switzerland) (b)	350,456	305,345

	Chemicals: Specialty — 2.5%
6,800	Shin-Etsu Chemical Co.,
	Ltd. (Japan) (b)	357,786	333,565

PRODUCER MANUFACTURING SECTOR — 10.0%
	Industrial Conglomerates — 2.1%
10,325	Ingersoll-Rand PLC
	(Ireland)	465,284	290,029

	Industrial Machinery — 7.9%
4,550	Schindler Holding AG
	(Switzerland) (b)	515,096	482,317
4,000	SMC Corporation
	(Japan) (b)	664,985	584,649
		1,180,081	1,066,966
RETAIL TRADE SECTOR — 3.6%
	Food Retail — 3.6%
83,425	Tesco PLC (United
	Kingdom) (b)	549,065	488,670

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares or
Principal Amount		Cost	Value

COMMON STOCKS — 83.5% (a) (Continued)

TECHNOLOGY SERVICES SECTOR — 3.7%
	Information Technology
	Services — 3.7%
9,600	Accenture PLC
	(Ireland)	$486,019	$505,728

TRANSPORTATION SECTOR — 1.6%
	Air Freight/Couriers — 1.6%
30,700	TNT Express N.V.
	(Netherlands)	399,284	214,659
	Total common stocks	12,762,255	11,286,902

SHORT-TERM INVESTMENTS — 15.6% (a)
	Commercial Paper — 15.6%
$900,000	Barclays US Funding LLC,
	0.04%, due 10/03/11	899,998	899,998
1,200,000	U.S. Bank, N.A., 0.02%,
	due 10/03/11	1,199,999	1,199,999
	Total short-term
	investments	2,099,997	2,099,997
	Total investments
	— 99.1%	$14,862,252	13,386,899
	Cash and receivables,
	less liabilities
	— 0.9% (a)		126,953
	TOTAL NET
	ASSETS — 100.0%		$13,513,852

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
(b)
Security does not trade during New York Stock Exchange hours and has been valued in accordance with the procedures discussed in Note 1 (a) to the financial statements and has been classified as level 2.  As of September 30, 2011 the aggregate value of these securities was $7,812,376.

PLC  – Public Limited Company

SCHEDULE OF FORWARD CURRENCY CONTRACTS

				U.S. $ Value at			U.S. $ Value at
Settlement		Currency to		September 30,	Currency to		September 30,	Unrealized
Date	Counterparty	be Delivered		2011	be Received		2011	Appreciation
1/31/12	U.S. Bank, N.A.	850,000	Canadian Dollar	$809,271	827,331	U.S. Dollar	$827,331	$18,060
1/31/12	U.S. Bank, N.A.	1,650,000	Swiss Franc	1,825,603	1,844,400	U.S. Dollar	1,844,400	18,797
1/31/12	U.S. Bank, N.A.	700,000	Euro	937,514	952,140	U.S. Dollar	952,140	14,626
1/31/12	U.S. Bank, N.A.	1,400,000	British Pound	2,180,637	2,186,380	U.S. Dollar	2,186,380	5,743
1/31/12	U.S. Bank, N.A.	125,000,003	Japanese Yen	1,623,862	1,634,628	U.S. Dollar	1,634,628	10,766
				$7,376,887			$7,444,879	$67,992

The accompanying notes to financial statements are an integral part of these schedules.

INDUSTRY SECTORS
as of September 30, 2011 (Unaudited)

FMI Funds
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2011

				FMI
		FMI Large	FMI Common	International
		Cap Fund	Stock Fund	Fund

ASSETS:
Investments in securities, at value	(a)	$3,984,365,381	$944,467,690	$13,386,899
Receivable from shareholders for purchases		7,038,793	864,033	61,100
Dividends and interest receivable		8,601,967	1,616,579	40,177
Receivable for investments sold		14,413,470	1,150,888	39,845
Receivable for forward currency contracts		—	—	67,992
Receivable from adviser for reimbursements		—	—	6,349
Cash		473,432	145,876	69,109
Total assets		$4,014,893,043	$948,245,066	$13,671,471

LIABILITIES:
Payable to brokers for investments purchased		$—	$593,635	$125,051
Payable to shareholders for redemptions		3,304,089	746,066	—
Payable to adviser for management fees		1,931,463	682,638	—
Payable to brokers for foreign currency		—	—	875
Other liabilities		899,102	232,225	31,693
Total liabilities		6,134,654	2,254,564	157,619

NET ASSETS:
Capital Stock	(b)	3,905,203,360	797,356,998	14,880,022
Net unrealized appreciation (depreciation)		(16,192,123)	75,244,389	(1,408,295)
Accumulated net realized gain (loss)		85,460,596	71,979,654	(48,566)
Undistributed net investment income		34,286,556	1,409,461	90,691
Net assets		4,008,758,389	945,990,502	13,513,852
Total liabilities and net assets		$4,014,893,043	$948,245,066	$13,670,596

CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share
(Net assets ÷ shares outstanding)		$14.31	$22.63	$18.06

(a)	Identified cost of investments	$4,000,557,504	$869,223,301	$14,862,252
(b)	Par value	$0.0001	$0.01	$0.0001
	Shares authorized	400,000,000	indefinite	300,000,000
	Shares outstanding	280,093,142	41,795,854	748,108

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2011

			FMI
	FMI Large	FMI Common	International
	Cap Fund	Stock Fund	Fund

	2011	2011	2011*
INCOME:
Dividends	$79,502,701	$14,180,716	$176,502 **
Interest	205,639	97,871	298
Total income	79,708,340	14,278,587	176,800
EXPENSES:
Management fees	29,953,543	10,621,342	64,582
Transfer agent fees	5,214,700	1,229,790	16,720
Administrative and accounting services	2,080,903	546,067	21,882
Custodian fees	461,550	125,250	18,510
Printing and postage expense	381,475	116,800	2,531
Registration fees	237,100	71,910	8,475
Professional fees	47,795	44,395	31,085
Board of Directors fees	40,600	37,000	6,000
Other expenses	152,878	76,572	22,082
Organizational expenses	—	—	10,214
Amortization of offering expenses	—	—	48,422
Total expenses before reimbursement	38,570,544	12,869,126	250,503
Less expenses reimbursed by adviser	—	—	(164,394)
Net expenses	38,570,544	12,869,126	86,109
NET INVESTMENT INCOME	41,137,796	1,409,461	90,691
NET REALIZED GAIN (LOSS) ON:
Investments	166,134,864	80,575,987	(13,923)
Forward currency contracts	—	—	(44,601)
Foreign currency transactions	—	—	9,958
NET REALIZED GAIN (LOSS) ON INVESTMENTS	166,134,864	80,575,987	(48,566)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
Investments	(299,268,485)	(64,562,570)	(1,475,353)
Forward currency contracts	—	—	67,992
Foreign currency transactions	—	—	(934)
NET CHANGE IN UNREALIZED APPRECIATION	(299,268,485)	(64,562,570)	(1,408,295)
NET GAIN (LOSS) ON INVESTMENTS	(133,133,621)	16,013,417	(1,456,861)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(91,995,825)	$17,422,878	$(1,366,170)

*	For the Period from December 31, 2010 (Commencement of Operations) to September 30, 2011.
**	Net of withholding taxes of $17,812.

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2011 and 2010

	FMI Large
	Cap Fund

	2011	2010
OPERATIONS:
Net investment income (loss)	$41,137,796	$31,292,948
Net realized gain (loss) on investments	166,134,864	40,599,018
Net realized gain on foreign currency transactions	—	—
Net realized loss on forward currency contracts	—	—
Net increase (decrease) in unrealized appreciation on investments	(299,268,485)	159,780,424
Net increase in unrealized appreciation on forward currency contracts	—	—
Net decrease in unrealized appreciation on foreign currency transactions	—	—
Net increase (decrease) in net assets from operations	(91,995,825)	231,672,390
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(31,698,426)	(28,040,866)
Distributions from net realized gains	—	—
Total distributions	(31,698,426)	(28,040,866)
FUND SHARE ACTIVITIES:
Proceeds from shares issued	1,745,177,576	1,676,212,878
Net asset value of shares issued in distributions reinvested	26,370,980	20,593,916
Cost of shares redeemed	(957,460,090)	(633,775,155)
Net increase (decrease) in net assets derived from Fund share activities	814,088,466	1,063,031,639
TOTAL INCREASE	690,394,215	1,266,663,163
NET ASSETS AT THE BEGINNING OF THE PERIOD	3,318,364,174	2,051,701,011
NET ASSETS AT THE END OF THE PERIOD	$4,008,758,389	$3,318,364,174
Undistributed net investment income	$34,286,556	$24,847,186
FUND SHARE TRANSACTIONS:
Shares sold	109,851,394	118,199,701
Shares issued in distributions reinvested	1,765,679	1,505,339
Less shares redeemed	(60,971,489)	(44,841,197)
Net increase (decrease) in shares outstanding	50,645,584	74,863,843

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2011 and 2010

		FMI
FMI Common		International
Stock Fund		Fund

2011	2010	2011*

$1,409,461	$(66,108)	$90,691
80,575,987	51,560,102	(13,923)
—	—	9,958
—	—	(44,601)
(64,562,570)	21,058,854	(1,475,353)
—	—	67,992
—	—	(934)
17,422,878	72,552,848	(1,366,170)

—	(1,532,573)	—
(33,400,471)	(308,937)	—
(33,400,471)	(1,841,510)	—

212,892,998	349,212,093	15,282,839
32,736,051	1,806,091	—
(209,291,415)	(368,655,911)	(402,817)
36,337,634	(17,637,727)	14,880,022
20,360,041	53,073,611	13,513,852
925,630,461	872,556,850	—
$945,990,502	$925,630,461	$13,513,852
$1,409,461	$—	$90,691

8,423,257	15,960,389	768,348
1,427,037	86,999	—
(8,335,372)	(17,176,184)	(20,240)
1,514,922	(1,128,796)	748,108

*	For the Period from December 31, 2010 (Commencement of Operations) to September 30, 2011.

The accompanying notes to financial statements are an integral part of these statements.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$14.46	$13.27	$13.65	$16.18	$14.79
Income from investment operations:
Net investment income	0.16	0.17	0.20	0.17	0.17
Net realized and unrealized (losses) gains on investments	(0.17)	1.19	(0.47)	(2.14)	1.65
Total from investment operations	(0.01)	1.36	(0.27)	(1.97)	1.82
Less distributions:
Distributions from net investment income	(0.14)	(0.17)	(0.11)	(0.13)	(0.10)
Distributions from net realized gains	—	—	—	(0.43)	(0.33)
Total from distributions	(0.14)	(0.17)	(0.11)	(0.56)	(0.43)
Net asset value, end of year	$14.31	$14.46	$13.27	$13.65	$16.18
TOTAL RETURN	(0.13%)	10.33%	(1.79%)	(12.58%)	12.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	4,008,758	3,318,364	2,051,701	1,140,200	638,875
Ratio of expenses (after reimbursement) to average net assets (a)	0.97%	0.97%	0.97%	1.00%	1.00%
Ratio of net investment income to average net assets (b)	1.03%	1.18%	1.80%	1.13%	1.06%
Portfolio turnover rate	28%	20%	32%	30%	19%

(a)
Computed after giving effect to adviser’s expense limitation undertaking.  If the Fund had paid all of its expenses for the years ended September 30, 2008 and 2007, the ratios would have been 1.02% and 1.03%, respectively.

(b)	If the Fund had paid all of its expenses for the years ended September 30, 2008 and 2007, the ratios would have been 1.11% and 1.03%, respectively.

FMI Common Stock Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$22.98	$21.07	$21.20	$26.61	$26.49
Income from investment operations:
Net investment income (loss)	0.03	(0.00)*	0.05	0.08	0.08
Net realized and unrealized gains (loss) on investments	0.44	1.96	0.86	(1.74)	3.08
Total from investment operations	0.47	1.96	0.91	(1.66)	3.16
Less distributions:
Distributions from net investment income	—	(0.04)	(0.06)	(0.08)	(0.07)
Distributions from net realized gains	(0.82)	(0.01)	(0.98)	(3.67)	(2.97)
Total from distributions	(0.82)	(0.05)	(1.04)	(3.75)	(3.04)
Net asset value, end of year	$22.63	$22.98	$21.07	$21.20	$26.61
TOTAL RETURN	2.03%	9.30%	6.04%	(7.00%)	12.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	945,991	925,630	872,557	411,797	492,015
Ratio of expenses to average net assets	1.21%	1.24%	1.26%	1.22%	1.20%
Ratio of net investment income (loss) to average net assets	0.13%	(0.01%)	0.32%	0.35%	0.30%
Portfolio turnover rate	26%	30%	35%	40%	50%

*	Amount less than $0.005 per share.

The accompanying notes to financial statements are an integral part of these statements.

FMI International Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout the period)

	For the Period from
	December 31, 2010*
	to September 30, 2011
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$20.00
Income from investment operations:
Net investment income	0.16
Net realized and unrealized loss on investments	(2.10)
Total from investment operations	(1.94)
Less distributions:
Distributions from net investment income	—
Distributions from net realized gains	—
Total from distributions	—
Net asset value, end of period	$18.06
TOTAL RETURN	(9.70	%)(1)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	13,514
Ratio of expenses (after reimbursement) to average net assets (a)	1.00	%(2)
Ratio of net investment income to average net assets (b)	1.05	%(2)
Portfolio turnover rate	12%

*	Commencement of Operations.
(1)	Not annualized.
(2)	Annualized.
(a)
Computed after giving effect to adviser’s expense limitation undertaking.  If the Fund had paid all of its expenses for the period from December 31, 2010* to September 30, 2011, the ratio would have been 2.91%(2).

(b)	If the Fund had paid all of its expenses for the period December 31, 2010* to September 30,2011, the ratio would have been (0.86%)(2).

The accompanying notes to financial statements are an integral part of this statement.

FMI Funds
NOTES TO FINANCIAL STATEMENTS
September 30, 2011

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Large Cap Fund, the FMI Common Stock Fund, Inc. and the FMI International Fund (collectively the “Funds” or the “Fund”). The FMI Large Cap Fund (the “Large Cap Fund”) and the FMI International Fund (the “International Fund”) are each a series of FMI Funds, Inc. (the “Company”). Both Funds are registered as non-diversified, open-end management investment companies under the Investment Company Act of 1940 (the “Act”), as amended.  The Company was incorporated under the laws of Maryland on September 5, 1996 and the Large Cap Fund commenced operations on December 31, 2001 and the International Fund on December 31, 2010.  The assets and liabilities of each Fund in the Company are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares.  The FMI Common Stock Fund, Inc. (the “Common Stock Fund”), is registered as a diversified open-end management investment company under the Act. The Common Stock Fund was incorporated under the laws of Wisconsin on July 29, 1981 and is currently closed to new investors.  The investment objective of the Large Cap Fund is to seek long-term capital appreciation principally through investing in a limited number of large capitalization value stocks.  The investment objective of the Common Stock Fund is to produce long-term capital appreciation principally through investing in common stocks.  The investment objective of the International Fund is to seek capital appreciation principally through investing in non-U.S. common stocks.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Securities that are traded over-the-counter are valued at the latest bid price.  For the International Fund only, securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price.  Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price.  For the International Fund only, options purchased or written by the Fund are valued at the average of the most recent bid and ask prices.  Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.  The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the estimated fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  For the International Fund only, for securities that do not trade during New York Stock Exchange hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.  The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities for the International Fund.  As of September 30, 2011, there were no securities that were internally fair valued.  Variable rate demand notes are recorded at par value which approximates market value.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.  For financial reporting purposes, investment transactions are recorded on the trade date.

The Funds apply the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), which defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Funds use various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.  For the International Fund only, over the counter derivatives such as forward currency contracts may be valued using quantitative models.  These models may use pricing curves based on market inputs including current exchange rates or indices.  These curves are combined with volatility factors to value the overall positions.  The market inputs are generally significant and can be corroborated with observable market data and therefore are classified in level 2.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.
Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2011

(1)	Summary of Significant Accounting Policies — (Continued)

The following table summarizes the Funds’ investments as of September 30, 2011, based on the inputs used to value them:

	Large Cap Fund	Common Stock Fund	International Fund	International Fund
	Investments	Investments	Investments	Other Financial
Valuation Inputs	in Securities	in Securities	in Securities	Instruments*
Level 1 — Common Stocks	$3,764,165,626	$854,667,818	$3,474,526	$—
Level 2 — Common Stocks	—	—	7,812,376	—
Short-Term Commercial Paper	220,199,755	89,799,872	2,099,997	—
Forward Currency Contracts	—	—	—	67,992
Total Level 2	220,199,755	89,799,872	9,912,373	67,992
Level 3 —	—	—	—	—
Total	$3,984,365,381	$944,467,690	$13,386,899	$67,992

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument.

It is the Funds’ policy to recognize transfers between levels at the end of the quarterly reporting period.  There were no significant transfers between levels during the quarter ended September 30, 2011.

See the Schedules of Investments for investments detailed by industry classifications.

On May 12, 2011, the FASB issued Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”) modifying ASC 820. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to: i) disclose the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers; ii) disclose for Level 3 fair value measurements: a) quantitative information about significant unobservable inputs used; b) a description of the valuation processes used by the reporting entity and; c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(d)
The Funds may have investments in short-term variable rate demand notes, which are unsecured instruments.  The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation.  The Funds’ policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(e)
The International Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency rates on its foreign portfolio holdings or to hedge certain purchase and sale commitments denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.  These contracts are valued daily and the asset or liability therein represents unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date.  There were on average five forward currency contracts outstanding during the period December 31, 2010 (Commencement of Operations) to September 30, 2011.

The fair value of the forward currency contracts as of September 30, 2011 is included in the following locations on the International Fund’s statement of assets and liabilities:

		Fair Value of		Fair Value of
		Asset Forward		Liability Forward
	Location	Currency Contracts	Location	Currency Contracts
Forward currency	Receivable for	$67,992	Payable for	$ —
contracts	forward currency		forward currency
	contracts		contracts

Realized and unrealized gains and losses on forward currency contracts entered into during the period December 31, 2010 (Commencement of Operations) to September 30, 2011 by the International Fund are recorded in the following locations on the statement of operations:

		Realized		Unrealized
	Location	Gain/(Loss)	Location	Gain/(Loss)
Forward currency	Net realized loss on forward	$(44,601)	Net change in unrealized	$67,992
contracts	currency contracts		appreciation on forward
currency contracts

These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the International Fund’s statement of assets and liabilities.  Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2011

(1)	Summary of Significant Accounting Policies — (Continued)

(f)
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
The Large Cap Fund may own certain securities that are restricted.  Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).  A restricted security cannot be resold to the general public without prior registration under the 1933 Act or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act.  The Fund did not hold any restricted securities as of September 30, 2011.

(h)
No provision has been made for Federal income taxes since the Funds have elected to be taxed as “regulated investment companies.”  The Funds intend to distribute substantially all net investment company taxable income and net capital gains to their respective shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(i)
The Funds have reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland for the Large Cap Fund and International Fund and Federal and the state of Wisconsin for the Common Stock Fund, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.  Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2011, open Federal tax years include the tax years ended September 30, 2008 through 2011 for the Large Cap Fund and the Common Stock Fund and 2011 only for the International Fund. The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)
GAAP requires that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.  During the fiscal year ended September 30, 2011, the reclassifications were as follows:

	Undistributed Net	Accumulated Net
	Investment Income	Realized Gain/(Loss)	Paid In Capital
Large Cap Fund	$—	$—	$—
Common Stock Fund	$—	$—	$—
International Fund	$(34,643)	$34,643	$—

(k)
The International Fund incurred $64,562 of offering costs which are being amortized over a period of 12 months. For the period from December 31, 2010 (Commencement of Operations) to September 30, 2011, the International Fund expensed $48,422. As of September 30, 2011, the International Fund has $16,140 of unamortized offering costs.

(2)	Investment Adviser and Management Agreements and Transactions With Related Parties —

The Funds each have a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager.  Under the terms of the agreements, the Large Cap Fund and International Fund will each pay FMI a monthly management fee at the annual rate of 0.75% of the daily net assets of such Fund and the Common Stock Fund will pay a monthly management fee at the annual rate of 1% of the daily net assets of such Fund.  The Funds are responsible for paying their proportionate share of the compensation, benefits and expenses of the Funds’ Chief Compliance Officer.  For administrative convenience, FMI initially makes these payments and is later reimbursed by the Funds.

Under the respective management agreements, FMI will reimburse the Large Cap Fund for expenses over 1.20% of the daily net assets of such Fund, 1.30% for the Common Stock Fund and 1.75% for the International Fund.  In addition to the reimbursement required under each management agreement, FMI will voluntarily reimburse the Large Cap Fund and the International Fund for expenses over 1.00% of such Fund’s daily net assets.  For the year ended September 30, 2011 there were no contractual or voluntary reimbursements required for the Large Cap Fund or the Common Stock Fund.  For the International Fund, all such reimbursements amounted to $164,394 for the period December 31, 2010 (Commencement of Operations) to September 30, 2011.

The Large Cap Fund and the International Fund have each entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Act.  Each Plan provides that such Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of such Fund’s daily net assets or the actual distribution costs incurred during the year.  Amounts payable under each Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of such Fund.  For the period ending September 30, 2011, no such expenses were incurred by either Fund.

Under the Funds’ organizational documents, each director, officer, employee or other agent of any Fund (including the Funds’ investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

At September 30, 2011, one financial intermediary is the record owner of approximately 13% of the Large Cap Fund’s shares. At September 30, 2011, one of the International Fund’s Directors owned directly and indirectly approximately 32% of such Fund’s shares and another Director owned approximately 9% of such Fund’s shares.

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2011

(3)	Credit Agreements —

U.S. Bank, N.A. has made available to the Large Cap Fund, the Common Stock Fund and the International Fund a $400,000,000, $50,000,000 and $1,000,000 credit facility, respectively, pursuant to separate Credit Agreements (“Agreements”) effective July 14, 2008 for the Large Cap Fund and the Common Stock Fund and June 10, 2011 for the International Fund for the purposes of having cash available to satisfy redemption requests.  Principal and interest of such loans under the Agreements are due not more than 31 days after the date of the loan.  Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed.  Advances will be collateralized by securities owned by such Fund.  During the period ending September 30, 2011, none of the Funds borrowed against their Agreement.  The Credit Agreements are renewable annually on June 5.

(4)	Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.  On October 31, 2011, the following distributions were declared and will be paid on October 31, 2011 to shareholders of record of the respective Funds on October 28, 2011:

	Large Cap Fund	Common Stock Fund	International Fund
Net Investment Income	$34,286,556	$1,409,462	$124,041
Per Share Amount	$0.12090441	$0.03383905	$0.16477493
Short-Term Realized Gain	$ —	$9,274,630	$ —
Per Share Amount	$ —	$0.22267	$ —
Long-Term Realized Gain	$95,988,205	$67,509,736	$ —
Per Share Amount	$0.33849	$1.62081	$ —

(5)	Investment Transactions —

For the period ending September 30, 2011, purchases and proceeds of sales of investment securities (excluding short-term investments) were as follows:

	Large Cap Fund	Common Stock Fund	International Fund
Purchases	$1,756,167,724	$246,225,388	$13,883,359
Sales	1,035,145,703	313,229,065	1,100,107

(6)	Income Tax Information —

The following information for the Large Cap Fund is presented on an income tax basis as of September 30, 2011:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Depreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$4,011,085,112	$386,704,863	$(413,424,594)	$(26,719,731)	$34,286,556	$95,988,205

The following information for the Common Stock Fund is presented on an income tax basis as of September 30, 2011:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$874,028,015	$152,460,884	$(82,021,209)	$70,439,675	$10,684,092	$67,509,736

The following information for the International Fund is presented on an income tax basis as of September 30, 2011:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Depreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$14,869,484	$75,782	$(1,558,367)	$(1,482,585)	$124,041	$—

The difference between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2011

(6)	Income Tax Information — (Continued)

The tax components of dividends paid during the years ended September 30, 2011 and 2010, capital loss carryovers,  which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2011, and tax basis post-October losses as of September 30, 2011, which are not recognized for tax purposes until the first day of the following fiscal year are:

Large Cap Fund
September 30, 2011				September 30, 2010
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
$31,698,426	$ —	$ —	$ —	$28,040,866	$ —

Common Stock Fund
September 30, 2011				September 30, 2010
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
$22,444,545	$10,955,926	$ —	$ —	$1,532,573	$308,937

International Fund
September 30, 2011
Ordinary	Long-Term	Net Capital
Income	Capital Gains	Loss	Post-October
Distributions	Distributions	Carryovers	Losses
$ —	$ —	$ —	$6,691

For corporate shareholders of the Large Cap Fund and the Common Stock Fund, the percentage of dividend income distributed for the year ended September 30, 2011 which is designated as qualifying for the dividends received deduction is 100% and 49.56%, respectively (unaudited).

For all shareholders of the Large Cap Fund and Common Stock Fund, the percentage of dividend income distributed for the year ended September 30, 2011 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 100% and 49.56%, respectively (unaudited).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
  FMI Large Cap Fund, FMI Common Stock Fund, Inc. and FMI International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Large Cap Fund (a series of FMI Funds, Inc.), FMI Common Stock Fund, Inc. and FMI International Fund (also a series of FMI Funds, Inc.) (hereinafter collectively referred to as the “Funds”) at September 30, 2011, the results of each of their operations for the year or period then ended, the changes in each of their net assets for each of the periods indicated in the two years then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
October 31, 2011

FMI Funds
COST DISCUSSION

As a shareholder of the FMI Funds you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Funds do not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 through September 30, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check.  Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in a Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the hypothetical line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			FMI
	FMI Large	FMI Common	International
	Cap Fund	Stock Fund	Fund

Actual Beginning Account Value 4/01/11	$1,000.00	$1,000.00	$1,000.00

Actual Ending Account Value 9/30/11	$875.20	$844.70	$896.30

Actual Expenses Paid During Period* 4/01/11-9/30/11	$4.51	$5.60	$4.75

Hypothetical Beginning Account Value 4/01/11	$1,000.00	$1,000.00	$1,000.00

Hypothetical Ending Account Value 9/30/11	$1,020.30	$1,019.00	$1,020.10

Hypothetical Expenses Paid During Period* 4/01/11-9/30/11	$4.86	$6.12	$5.06

Annualized Expense Ratio*	0.96%	1.21%	1.00%

*
Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2011 and September 30, 2011).

FMI Funds
DIRECTORS AND OFFICERS

		Term of	Principal	# of Funds	Other
	Positions	Office and	Occupation(s)	in Complex	Directorships
Name, Age	Held with	Length of	During Past	Overseen	Held by
and Address	the Funds	Time Served	Five Years	by Director	Director or Officer
Non-Interested Directors
Barry K. Allen, 63	Director	Indefinite Term	Mr. Allen is President of Allen Enterprises, LLC,	5	BCE, Inc. (Bell
c/o Fiduciary		Since 2001	(Boca Grande, FL) a private equity investments		Canada Enterprise),
Management, Inc.			and management company, and Senior Advisor		Harley-Davidson,
100 E. Wisconsin Ave.			for Providence Equity Partners (Providence, RI)		Inc., and FMI
Suite 2200			since September, 2007. He was Executive Vice		Mutual Funds, Inc.
Milwaukee, WI 53202			President of Qwest Communications International,
Inc. (Denver, CO) from September, 2002 to
June, 2007.

Robert C. Arzbaecher, 51	Director	Indefinite Term	Mr. Arzbaecher is President and Chief Executive	5	Actuant Corporation,
c/o Fiduciary		Since 2007	Officer of Actuant Corporation (Menomonee Falls,		CF Industries
Management, Inc.			WI), a manufacturer of a broad range of industrial		Holdings, Inc., and
100 E. Wisconsin Ave.			products and systems, and the Chairman of the		FMI Mutual
Suite 2200			Board of Directors of Actuant Corporation.		Funds, Inc.
Milwaukee, WI 53202

Gordon H.	Director	Indefinite Term	Mr. Gunnlaugsson retired from M&I Corporation	5	FMI Mutual
Gunnlaugsson, 67		Since 2001	(Milwaukee, WI) in December, 2000.		Funds, Inc.
c/o Fiduciary
Management, Inc.
100 E. Wisconsin Ave.
Suite 2200
Milwaukee, WI 53202

Paul S. Shain, 48	Director	Indefinite Term	Mr. Shain is President and Chief Executive Officer	5	FMI Mutual
c/o Fiduciary		Since 2001	of Singlewire Software, LLC (Madison, WI), a		Funds, Inc.
Management, Inc.			provider of IP-based paging and emergency
100 E. Wisconsin Ave.			notification systems. Prior to joining Singlewire in
Suite 2200			April, 2009, Mr. Shain was Senior Vice President
Milwaukee, WI 53202			of CDW Corporation (Vernon Hills, IL) and Chief
Executive Officer of Berbee Information Networks,
a strategic business unit of CDW which CDW
acquired in 2006. Mr. Shain was employed in
various capacities by CDW and Berbee Information
Networks from January, 2000 to October, 2008.
Interested Directors
John S. Brandser,* 49	Director	Indefinite Term	Mr. Brandser is President, Secretary, Chief	2	FMI Mutual
c/o Fiduciary		Since 2009	Operating Officer, and Chief Compliance Officer		Funds, Inc.
Management, Inc.	Vice	One Year Term	of Fiduciary Management, Inc. and has been
100 E. Wisconsin Ave.	President	Since 2008	employed by the Adviser in various capacities
Suite 2200	and	One Year Term	since March, 1995 and a Director for only FMI
Milwaukee, WI 53202	Secretary	Since 2009	Common Stock Fund, Inc.

Patrick J. English,* 50	Director	Indefinite Term	Mr. English is Chief Executive Officer, Chief	4	None
c/o Fiduciary		Since 2001	Investment Officer and Treasurer of Fiduciary
Management, Inc.	Vice	One Year Term	Management, Inc. and has been employed by the
100 E. Wisconsin Ave.	President	Since 2001	Adviser in various capacities since December, 1986.
Suite 2200
Milwaukee, WI 53202

FMI Funds
DIRECTORS AND OFFICERS (Continued)

		Term of	Principal	# of Funds	Other
	Positions	Office and	Occupation(s)	in Complex	Directorships
Name, Age	Held with	Length of	During Past	Overseen	Held by
and Address	the Funds	Time Served	Five Years	by Director	Director or Officer
Interested Directors
Ted D. Kellner,* 65	Director	Indefinite Term	Mr. Kellner is Executive Chairman of Fiduciary	4	None
c/o Fiduciary		Since 2001	Management, Inc. which he co-founded in 1980.
Management, Inc.	President	One Year Term
100 E. Wisconsin Ave.	and	Since 2001
Suite 2200	Treasurer
Milwaukee, WI 53202

Richard E. Lane,* 55	Director	Indefinite Term	Mr. Lane is President of Broadview Advisors, LLC,	3	None
c/o Fiduciary		Since 2001	the sub-adviser to the FMI Focus Fund and a
Management, Inc.			Director for only FMI Funds, Inc.
100 E. Wisconsin Ave.
Suite 2200
Milwaukee, WI 53202

Other Officer
Kathleen M. Lauters, 59	Chief	At Discretion	Ms. Lauters has been the Fund’s Chief Compliance	N/A	None
c/o Fiduciary	Compliance	of Board	Officer since September, 2004.
Management, Inc.	Officer	Since 2004
100 E. Wisconsin Ave.
Suite 2200
Milwaukee, WI 53202

*
Messrs. Brandser, English and Kellner are interested directors of the Funds because they are officers of the Funds and the Adviser. Mr. Brandser is a director of the FMI Common Stock Fund, Inc. only. Mr. Lane is an interested director of only the FMI Funds, Inc. which includes the FMI Large Cap Fund and the FMI International Fund, because he is an officer of the FMI Focus Fund’s sub-adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request Statements of Additional Information.  They will be mailed to you free of charge.  The Statements of Additional Information are also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.  Information on how each of the Funds voted proxies relating to portfolio securities is available on the Funds’ website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the Commission’s website. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the FMI Funds unless accompanied or preceded by such Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.

As of the Funds’ Prospectuses dated January 31, 2011, the FMI Large Cap Fund and the FMI Common Stock Fund’s annual operating expense ratios are 0.97% and 1.24%, respectively and as of December 31, 2010, the FMI International Fund’s annual operating expense ratio is 1.00%.

For more information about the FMI Funds, call (800) 811-5311 for free prospectuses.  Please read the prospectuses carefully to consider the investment objectives, risks, charges and expenses, before investing or sending money.  The prospectuses contain this and more information about the FMI Funds.  Please read the prospectuses carefully before investing.

Please note the FMI Common Stock Fund, Inc. is currently closed to new investors.

Securities named in the Letters to Shareholders or Management Discussions, but not listed in the Schedules of Investments are not held in the Funds as of the date of this disclosure.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual securities.

NOTICE OF PRIVACY POLICY

Protecting the privacy of our shareholders is important to us.  This notice describes the practices and policies through which we maintain the confidentiality and protect the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

• Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

• Information about your transactions with us, our affiliates and others, as well as other account data.

What Information We Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of any Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Funds.  If you would like to receive individual mailings, please call (800) 811-5311 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Thank you for allowing us to serve your investment needs.

(This Page Intentionally Left Blank.)

FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN	GORDON H. GUNNLAUGSSON
ROBERT C. ARZBAECHER	TED D. KELLNER
JOHN S. BRANDSER*	RICHARD E. LANE**
PATRICK J. ENGLISH	PAUL S. SHAIN

*	Common Stock Fund only
**	Large Cap Fund and International Fund only

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124

CUSTODIAN	INDEPENDENT REGISTERED
U.S. BANK, N.A.	PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
DISTRIBUTOR
RAFFERTY CAPITAL	LEGAL COUNSEL
MARKETS, LLC	FOLEY & LARDNER LLP

FMI Funds

1-800-811-5311
www.fmifunds.com

Item 2. Code of Ethics.

Registrant has adopted a code of ethics.  See attached Exhibit 12 (a) (1).

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that Mr. Gordon Gunnlaugsson, a member of its audit committee, is an audit committee financial expert.  Mr. Gunnlaugsson is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

$57,850 (FY 2011) and  $41,339 (FY 2010) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees

There were no fees billed in the last two fiscal years for Audit-Related Fees.

(c) Tax Fees

There were no other fees billed in the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to registrant’s investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees

There were no fees billed in the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4.

There were no fees billed in the last two fiscal years for products and services provided by the principal accountant to registrant’s investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) or Rule 2-01 or Regulation S-X.

(e) (1) None

(e) (2) None

(f) Not applicable.

(g) See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant’s investment adviser.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments in securities of unaffiliated issuers are included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The Registrant’s disclosure controls and procedures are periodically evaluated.  As of November 3, 2011, the date of the last evaluation, the Registrant’s officers have concluded that the Registrant’s disclosure controls and procedures are adequate.

(b)
The Registrant’s internal controls are periodically evaluated.  There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report  that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI  Funds, Inc.
Registrant

By   /s/Ted D. Kellner
        Ted D. Kellner, Principal Executive Officer

Date    November 11, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FMI  Funds, Inc.
Registrant

By   /s/Ted D. Kellner
        Ted D. Kellner,  Principal Financial Officer

Date    November 11, 2011